July 31, 2013, as supplemented May 1, 2014
Prospectus
Fixed Income Funds
•	Voya Floating Rate Fund
Class/Ticker: A/IFRAX; C/IFRCX; I/IFRIX; P*/IFRPX; R/IFRRX; W/IFRWX
•	Voya GNMA Income Fund
Class/Ticker: A/LEXNX; B/LEXBX; C/LEGNX; I/LEINX; W/IGMWX
•	Voya High Yield Bond Fund
Class/Ticker: A/IHYAX; B/INYBX; C/IMYCX; I/IHYIX; P*/IHYPX; W/IHYWX
•	Voya Intermediate Bond Fund
Class/Ticker: A/IIBAX; B/IIBBX; C/IICCX; I/IICIX; O/IDBOX; R/IIBOX; W/IIBWX
•	Voya Short Term Bond Fund
Class/Ticker: A/IASBX; C/ICSBX; I/IISBX; W/IWSBX
* Patent Pending
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya Floating Rate Fund  (formerly, ING Floating Rate Fund)
INVESTMENT OBJECTIVE
The Fund seeks a high level of current income.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 45) or the Statement of Additional Information (page 157).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None [1]
C	None	1.00
I	None	None
P	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	C	I	P [2]	R	W
Management Fees	%	0.55	0.55	0.55	0.55	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	None	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.21	0.21	0.21	0.21	0.21	0.21
Total Annual Fund Operating Expenses	%	1.11	1.86	0.86	0.86	1.36	0.86
Waivers and Reimbursements[3,4]	%	(0.10)	(0.10)	(0.10)	(0.75)	(0.10)	(0.10)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.01	1.76	0.76	0.11	1.26	0.76
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Based on Class A shares’ expenses adjusted or Class specific differences.
3	The adviser is contractually obligated to limit expenses to 1.00%, 1.75%, 0.75%, 0.15%, 1.25%, and 0.75% for Class A, Class C, Class I, Class P, Class R, and Class W shares, respectively, through August 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses, fees and expenses of borrowings, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.
4	The adviser is contractually obligated to waive its management fee for Class P shares through August 1, 2014. The administrator is contractually obligated to waive its administrative services fee for Class P shares through August 1, 2014. There is no guarantee that the management fee waiver or the administrative services fee waiver will continue after August 1, 2014. The management fee and administrative services fee waiver will only renew if the adviser and/or the administrator elect to renew them and they are not eligible for recoupment.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$350	584	837	1,559
C	Sold	$279	575	997	2,172
	Held	$179	575	997	2,172
I	Sold or Held	$78	264	467	1,052
P	Sold or Held	$11	199	403	991
R	Sold or Held	$128	421	735	1,626
W	Sold or Held	$78	264	467	1,052
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 101% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar denominated floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; money market instruments with a remaining maturity of 60 days or less; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes,
Voya Floating Rate Fund
1

made to, or issued by, U.S. and non-U.S. corporations or other business entities (collectively “Floating Rate Debt”). The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.
The Fund normally invests substantially in floating rate loans. The Fund generally invests in below investment-grade floating rate loans that either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower's assets) that the sub-adviser (“Sub-Adviser”) believes justify treatment as senior debt. Below investment-grade debt instruments are commonly known as “junk bonds.” In considering investments in floating rate loans, the Sub-Adviser seeks to invest in the largest and most liquid loans available. The Fund may invest in floating rate loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings.
Although the Fund has no restrictions on investment maturity, normally the floating rate loans will have remaining maturities of ten years or less.
The Fund may invest in the following derivative instruments: interest rate swaps and futures or forward contracts in order to seek to enhance returns or to attempt to hedge some of its investment risk.
The Fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured and unsecured; equity securities: (i) as an incident to the purchase or ownership of Floating Rate Debt or fixed rate debt instruments; (ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the Fund already owns Floating Rate Debt or a fixed rate debt instrument of the issuer of such equity; short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as Floating Rate Debt; and other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Credit for Floating Rate Loan Funds    The value of the Fund's shares, and the Fund's ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of the Fund's investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.
In the event a borrower fails to pay scheduled interest or principal payments on an investment held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by the Fund and likely lead to a decline in the net asset value of the Fund's shares.
The Fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower's shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal the Fund's investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower, or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Fund's investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which the Fund has invested, may not satisfy the borrower's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.
In the event of the bankruptcy of a borrower or issuer, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund's investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.
The Floating Rate Debt in which the Fund invests is generally rated lower than investment-grade credit quality, i.e., rated lower than Baa3 by Moody's Investors Service, Inc. (“Moody's”) or BBB- by Standard & Poor's Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. The Fund's investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between B3 and Ba1 by Moody's, B- and BB+ by S&P or, if not rated, would be of similar credit quality. Investment decisions for the Fund will be based largely on the credit analysis performed by the Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many
2
Voya Floating Rate Fund

borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.
Demand for Loans    The loan market, as represented by the S&P/LSTA Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market by par value aggregated less than $10 billion. By April of 2000, it had grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion. The size of the market peaked in November of 2008 at par value of $594 billion. During this period, the demand for loans and the number of investors participating in the loan market also increased significantly.
Starting at the end of 2008, the senior loan market contracted during the global financial crisis. From the peak in November 2008 through March 2011, the overall size of the loan market contracted by approximately 13%. The number of market participants also decreased during that period. Since that time, the senior loan market has rebounded and, as of the end of July 2013, has returned to a level that is larger by par value than before the global financial crisis.
An increase in demand for loans may benefit the Fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the Fund and the rights provided to the Fund under the terms of the applicable loan agreement, and may increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund's portfolio, which could cause the Fund's net asset value to decline.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Equity Securities Incidental to Investments in Loans    The value of equity securities in which the Fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's net asset value. The Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate for Floating Rate Loan Funds    Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in Floating Rate Debt. If short-term market interest rates fall, the yield on the Fund's shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the Floating Rate Debt in the Fund's portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on the Fund's yield will also be affected by whether, and the extent to which, the Floating Rate Debt in the Fund's portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on Floating Rate Debt in the Fund's portfolio experience a general decline, the yield on the Fund's shares will fall and the value of the Fund's assets may decrease, which will cause the Fund's net asset value to decrease. With respect to the Fund's investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in interest
Voya Floating Rate Fund
3

rates. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates.
Leverage for Floating Rate Loan Funds    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing and the use of forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund's expenses and increase the impact of the Fund's other risks.
Limited Secondary Market for Floating Rate Loans    Although the re-sale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank re-sale market.
Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans in which the Fund invests will be relatively illiquid.
In addition, the floating rate loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell floating rate loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of floating rate loans if it needs cash to repay debt, to fund redemptions, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
These considerations may cause the Fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in money market instruments than it would otherwise, which could negatively impact performance. The Fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.
From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global financial crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leverage Loan Index (which includes loans of the type in which the Fund invests) declined by 32% (which included a decline of 3.06% on a single day). Since that time, prices have rebounded and, as of July 2013, have returned to pre-global financial crisis levels.
Declines in the Fund's share price or other market developments (which could be more severe than these prior declines) may lead to increased redemptions, which could cause the Fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the Fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause the Fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving the Fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances, the Fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that the Fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.
Liquidity for Floating Rate Loan Funds    If a loan is illiquid, the Fund might be unable to sell the loan at a time when the Fund's manager might wish to sell, thereby having the effect of decreasing the Fund's overall level of liquidity. Further, as described in Valuation of Loans below, the lack of an established secondary market may make it more difficult to value illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that the Fund ultimately realizes upon its actual sales of those loans. The Fund may make investments that become less liquid in response to market developments or adverse investor perception, including but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans above. The Fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the Fund.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Prepayment and Extension for Floating Rate Loans    Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a floating rate loan is prepaid, the Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields
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Voya Floating Rate Fund

than the loan that was repaid. For the Fund's fixed rate investments, prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Valuation of Loans    The Fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if the Fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the adviser or Sub-Adviser deems it advisable to do so. Even if the Fund itself does not own a relatively large portion of a particular loan, the Fund, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by the Fund, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares'
performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Because Class P shares of the Fund had not commenced operations as of the calendar year ended December 31, 2012, no performance information for Class P shares is provided below.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 1st, 2012, 3.62% and Worst quarter: 3rd, 2011, -3.40%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: 2.37%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	6.22	4.49	N/A	08/17/10
After tax on distributions	%	4.48	2.80	N/A	—
After tax on distributions with sale	%	4.19	2.83	N/A	—
S&P/LSTA Leveraged Loan Index[1]	%	9.66	6.76 [2]	N/A	—
Class C before taxes	%	7.11	4.85	N/A	08/17/10
S&P/LSTA Leveraged Loan Index[1]	%	9.66	6.76 [2]	N/A	—
Class I before taxes	%	9.18	5.89	N/A	08/17/10
S&P/LSTA Leveraged Loan Index[1]	%	9.66	6.76 [2]	N/A	—
Class R before taxes	%	8.65	5.31	N/A	08/17/10
S&P/LSTA Leveraged Loan Index[1]	%	9.66	6.76 [2]	N/A	—
Class W before taxes	%	9.16	5.96	N/A	08/17/10
S&P/LSTA Leveraged Loan Index[1]	%	9.66	6.76 [2]	N/A	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class' inception for which data is available.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any
Voya Floating Rate Fund
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losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jeffrey A. Bakalar Portfolio Manager (since 08/10)	Daniel A. Norman Portfolio Manager (since 08/10)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	P	R	W
Non-retirement accounts	$1,000	250,000	—	—	1,000
Retirement accounts	$250	250,000	—	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	—	—	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Voya Floating Rate Fund

Voya GNMA Income Fund  (formerly, ING GNMA Income Fund)
INVESTMENT OBJECTIVE
The Fund seeks a high level of current income consistent with liquidity and safety of principal through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 45) or the Statement of Additional Information (page 157).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None [1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	0.47	0.47	0.47	0.47	0.47
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.08	0.08	0.08	0.06	0.08
Total Annual Fund Operating Expenses	%	0.90	1.65	1.65	0.63	0.65
Waivers and Reimbursements[2]	%	None	None	None	None	None
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.90	1.65	1.65	0.63	0.65
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser is contractually obligated to limit expenses to 0.97%, 1.72%, 1.72%, 0.67%, and 0.72% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through August 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$340	530	736	1,330
B	Sold	$668	820	1,097	1,754
	Held	$168	520	897	1,754
C	Sold	$268	520	897	1,955
	Held	$168	520	897	1,955
I	Sold or Held	$64	202	351	786
W	Sold or Held	$66	208	362	810
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 352% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in GNMA Certificates. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may purchase or sell GNMA certificates on a delayed delivery or forward commitment basis through the “to be announced” (“TBA”) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. government, including U.S. Treasury securities, and securities issued by other agencies and instrumentalities of the U.S.
Voya GNMA Income Fund
7

government. The Fund may also invest in repurchase agreements secured by securities issued or guaranteed by the U.S. government, GNMA Certificates, and securities issued by other agencies and instrumentalities of the U.S. government.
The Fund may invest in debt securities of any maturity, although the sub-adviser (“Sub-Adviser”) expects to invest in securities with effective maturities in excess of one year.
Please refer to the Statement of Additional Information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. government guaranteed securities.
The Fund may invest in futures, including U.S. Treasury futures, to manage the duration of the Fund. Duration is the most commonly used measure of risk in fixed-income investment as it incorporates multiple features of the fixed-income instrument (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a fixed-income instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the fixed-income instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the fixed-income instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
8
Voya GNMA Income Fund

Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Repurchase Agreements     In the event that the other party to a repurchase agreement defaults on its obligations, the Fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for the Fund. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
When Issued and Delayed Delivery Securities and Forward Commitments    When issued securities, delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 4th, 2008, 3.94% and Worst quarter: 2nd, 2004, -1.64%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: -2.16%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	0.35	5.11	4.14	08/17/73
After tax on distributions	%	(1.10)	3.59	2.50	—
After tax on distributions with sale	%	0.21	3.47	2.54	—
Barclays GNMA Index[1]	%	2.42	6.03	5.21	—
Class B before taxes	%	(2.84)	4.52	3.87	10/06/00
Barclays GNMA Index[1]	%	2.42	6.03	5.21	—
Class C before taxes	%	1.15	4.86	3.87	10/13/00
Barclays GNMA Index[1]	%	2.42	6.03	5.21	—
Class I before taxes	%	3.15	5.96	4.96	01/07/02
Barclays GNMA Index[1]	%	2.42	6.03	5.21	—
Class W before taxes	%	3.12	5.93	6.06	12/17/07
Barclays GNMA Index[1]	%	2.42	6.03	6.03 [2]	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class' inception for which data is available.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any
Voya GNMA Income Fund
9

losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jeff Dutra Portfolio Manager (since 05/09)	Peter Guan Portfolio Manager (since 05/09)
Justin McWhorter Portfolio Manager (since 05/09)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
10
Voya GNMA Income Fund

Voya High Yield Bond Fund  (formerly, ING High Yield Bond Fund)
INVESTMENT OBJECTIVE
The Fund seeks to provide investors with a high level of current income and total return.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 45) or the Statement of Additional Information (page 157).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None [1]
B	None	5.00
C	None	1.00
I	None	None
P	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	P [2]	W
Management Fees	%	0.51	0.51	0.51	0.51	0.51	0.51
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.20	0.20	0.20	0.10	0.10	0.20
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[3]	%	1.07	1.82	1.82	0.72	0.72	0.82
Waivers and Reimbursements[4,5]	%	0.04	0.04	0.04	0.04	(0.57)	0.04
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.11	1.86	1.86	0.76	0.15	0.86
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Based on Class A shares’ expenses adjusted for class specific differences.
3	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4	The adviser is contractually obligated to limit expenses to 1.10%, 1.85%, 1.85%, 0.85%, 0.15%, and 0.85% for Class A, Class B, Class C, Class I, Class P, and Class W shares, respectively, through August 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.
5	The adviser is contractually obligated to waive its management fee for Class P shares through August 1, 2014. The administrator is contractually obligated to waive its administrative services fee for Class P shares through August 1, 2014. There is no guarantee that the management fee waiver or the administrative services fee waiver will continue after August 1, 2014. the management fee and administrative services fee waiver will only renew if the adviser and/or the administrator elects to renew them and they are not eligible for recoupment.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$360	586	829	1,527
B	Sold	$689	876	1,189	1,944
	Held	$189	576	989	1,944
C	Sold	$289	576	989	2,141
	Held	$189	576	989	2,141
I	Sold or Held	$78	234	405	898
P	Sold or Held	$15	173	344	841
W	Sold or Held	$88	266	459	1,017
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 109% of the average value of its portfolio.
Voya High Yield Bond Fund
11

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds commonly known as “junk bonds.” The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.
High-yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (“NRSRO”) or are rated below investment-grade (for example, rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The Fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. In evaluating the quality of a particular high-yield bond for investment by the Fund, the sub-adviser (“Sub-Adviser”) does not rely exclusively on ratings assigned by a NRSRO. The Sub-Adviser will utilize a security’s credit rating as simply one indication of an issuer’s creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund’s portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser’s assessment of interest rate trends and other economic or market factors.
Any remaining assets may be invested in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The Fund may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The Fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund. The Fund may invest in companies of any size.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high-yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser’s approach to decision making includes contributions from individual portfolio managers responsible for specific industry sectors.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate
12
Voya High Yield Bond Fund

as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Voya High Yield Bond Fund
13

U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
Zero-Coupon Bonds and Pay-in-Kind Securities    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 18.20% and Worst quarter: 4th, 2008, -18.52%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: 1.78%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	12.88	7.30	7.33	12/15/98
After tax on distributions	%	10.41	4.28	4.57	—
After tax on distributions with sale	%	8.27	4.33	4.58	—
Barclays High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	15.78	10.45	10.60	—
Class B before taxes	%	9.86	6.74	7.03	12/15/98
Barclays High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	15.78	10.45	10.60	—
Class C before taxes	%	13.72	7.03	7.04	12/15/98
Barclays High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	15.78	10.45	10.60	—
Class I before taxes	%	15.89	11.15	N/A	07/31/08
Barclays High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	15.78	12.50 [2]	N/A	—
Class W before taxes	%	16.41	11.41	N/A	07/29/11
Barclays High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	15.78	9.96 [2]	N/A	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class' inception for which data is available.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Randall Parrish, CFA Portfolio Manager (since 03/07)	Matthew Toms, CFA Portfolio Manager (since 03/10)
Rick Cumberledge, CFA Portfolio Manager (since 08/13)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya
14
Voya High Yield Bond Fund

Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	P	W
Non-retirement accounts	$1,000	250,000	—	1,000
Retirement accounts	$250	250,000	—	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	—	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya High Yield Bond Fund
15

Voya Intermediate Bond Fund  (formerly, ING Intermediate Bond Fund)
INVESTMENT OBJECTIVE
The Fund seeks to maximize total return through income and capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 45) or the Statement of Additional Information (page 157).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None [1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I
Management Fees	%	0.17	0.17	0.17	0.17
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.18	0.18	0.18	0.15
Acquired Fund Fees and Operating Expenses	%	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[2]	%	0.71	1.46	1.46	0.43
Waivers and Reimbursements[3]	%	None	None	None	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	0.71	1.46	1.46	0.43

Class		O	R	W
Management Fees	%	0.17	0.17	0.17
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.18	0.18	0.18
Acquired Fund Fees and Operating Expenses	%	0.01	0.01	0.01
Total Annual Fund Operating Expenses[2]	%	0.71	0.96	0.46
Waivers and Reimbursements[3]	%	None	None	None
Class		O	R	W
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	0.71	0.96	0.46
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.75%, 1.50%, 1.50%, 0.50%, 0.75%, 1.00%, and 0.50% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through August 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$321	471	635	1,110
B	Sold	$649	762	997	1,543
	Held	$149	462	797	1,543
C	Sold	$249	462	797	1,746
	Held	$149	462	797	1,746
I	Sold or Held	$44	138	241	542
O	Sold or Held	$73	227	395	883
R	Sold or Held	$98	306	531	1,178
W	Sold or Held	$47	148	258	579
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
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Voya Intermediate Bond Fund

During the most recent fiscal year, the Fund's portfolio turnover rate was 490% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of purchase, are rated investment-grade (e.g., rated at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
Although the Fund may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser (“Sub-Adviser”) maintains a dollar-weighted average duration between three and ten years. Duration is the most commonly used measure of risk in debt instruments as it incorporates multiple features of the debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt security to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.
The Fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The Fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund.
The Fund may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser believes that relationships between the drivers of debt instrument returns change over time and that recognizing this is key to managing debt instrument assets. Therefore, the Sub-Adviser employs a dynamic investment process that balances top-down macro economic considerations and fundamental bottom-up analysis during the steps of its investment process - sector allocation, security selection, duration and yield curve management. This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected,
Voya Intermediate Bond Fund
17

so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations    The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value
18
Voya Intermediate Bond Fund

of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 3rd, 2009, 7.77% and Worst quarter: 3rd, 2008, -5.12%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: -2.20%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	6.13	4.96	4.41	12/15/98
After tax on distributions	%	4.42	2.91	2.57	—
After tax on distributions with sale	%	3.96	2.98	2.64	—
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.18	—
Class B before taxes	%	3.05	4.36	4.11	12/15/98
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.18	—
Class C before taxes	%	6.95	4.67	4.11	12/15/98
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.18	—
Class I before taxes	%	9.07	5.79	5.25	01/08/02
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.18	—
Class O before taxes	%	8.86	5.46	5.25	08/13/04
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.54 [2]	—
Class R before taxes	%	8.58	5.20	4.46	03/16/04
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.14 [2]	—
Class W before taxes	%	9.17	6.19	6.30	12/17/07
Barclays U.S. Aggregate Bond Index[1]	%	4.21	5.95	5.95 [2]	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class' inception for which data is available.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers, CFA Portfolio Manager (since 01/09)	Matthew Toms, CFA Portfolio Manager (since 08/10)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our
Voya Intermediate Bond Fund
19

website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	R	W
Non-retirement accounts	$1,000	250,000	1,000	—	1,000
Retirement accounts	$250	250,000	250	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
20
Voya Intermediate Bond Fund

Voya Short Term Bond Fund  (formerly, ING Short Term Bond Fund)
INVESTMENT OBJECTIVE
The Fund seeks maximum total return.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 45) or the Statement of Additional Information (page 157).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None [1]
C	None	1.00
I	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	C	I	W
Management Fees	%	0.35	0.35	0.35	0.35
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses[2]	%	1.69	1.69	0.16	1.69
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[3]	%	2.40	3.15	0.62	2.15
Waivers and Reimbursements[4]	%	(1.59)	(1.59)	(0.11)	(1.59)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	0.81	1.56	0.51	0.56
1	A contingent deferred sales charge of 0.50% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $500,000 or more.
2	Other Expenses are based on estimated amounts for the current fiscal year.
3	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4	The adviser is contractually obligated to limit expenses to 0.80%, 1.55%, 0.50%, and 0.55% for Class A, Class C, Class I, and Class W shares, respectively, through August 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs
A	Sold or Held	$331	831
C	Sold	$259	822
	Held	$159	822
I	Sold or Held	$52	187
W	Sold or Held	$57	519
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-year period.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal period from December 19, 2012 through March 31, 2013, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The average dollar-weighted maturity of the Fund will not exceed 3 years. Because of the Fund's holdings in asset-backed, mortgage-backed and similar securities, the Fund's average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).
The Fund invests in non-government issued debt securities, issued by companies of all sizes, rated investment-grade, but may also invest up to 10% of its total assets in high yield securities, (commonly referred to as “junk bonds,”) rated B or better by Moody’s Investors Service, Inc. (“Moody’s”) or
Voya Short Term Bond Fund
21

equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or by Fitch Ratings (“Fitch”) or, if not rated by Moody’s, S&P or Fitch, if the sub-adviser (“Sub-Adviser”) determines at the time of purchase that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2) or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the Sub-Adviser.
The Fund may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed and asset-backed debt securities; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The Fund may engage in dollar roll transactions and swap agreements, including credit default swaps. The Fund may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns, and as a substitute for taking a position in the underlying asset.
In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser believes that relationships between the drivers of fixed-income returns change over time and that recognizing this is key to managing fixed-income assets. Therefore, the Sub-Adviser employs a dynamic investment process that balances top-down macro economic considerations and fundamental bottom-up analysis during the steps of its investment process - sector allocation, security selection, duration and yield curve management. This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly
22
Voya Short Term Bond Fund

interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations    The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
Voya Short Term Bond Fund
23

U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
Because the Fund did not have a full calendar year of operations as of December 31, 2012, there is no annual performance information included.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers, CFA Portfolio Manager (since 05/13)	Matthew Toms, CFA Portfolio Manager (since (12/12)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Voya Short Term Bond Fund

KEY FUND INFORMATION

This Prospectus contains information about the Funds and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Funds' Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Funds.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Funds. You should be aware that a Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of a Fund can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Funds. So long as the Funds accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Each Fund is a series of Voya Funds Trust (formerly, ING Funds Trust) (“Trust”), a Delaware statutory trust. Each Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Funds have adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
Fund Diversification
Each Fund is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Funds are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Fund in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to a Fund anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Fund invests defensively, it may not achieve its investment objective. A Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
25

KEY FUND INFORMATION (continued)

Shareholder Reports
Each Fund's fiscal year ends March 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE FUNDS

Additional Information About the Investment Objectives
Each Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. A Fund will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Funds will achieve their respective investment objectives.
Additional Information About Principal Investment Strategies
For a complete description of each Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Voya Floating Rate Fund
Fundamental Diversification Policies
Industry Diversification. The Fund may invest in any industry. The Fund may not invest more than 25% of its total assets, measured at the time of investment, in any single industry.
Borrower Diversification. As a diversified investment company, the Fund may not make investments in any one issuer (other than the U.S. government) if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue. The Fund will consider the borrower on a loan, including a loan participation, to be the issuer of such loan.
These fundamental diversification policies may only be changed with approval by a majority of all shareholders.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Funds may invest in these securities or use these techniques as part of the Funds' principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Funds' principal investment strategies.
The discussions below expand on the risks included in a Fund's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.
Call.     During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit.     Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps.    A fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a fund pays a fee to protect against the risk that a security held by the fund will default. As a seller of the swap, a fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the
27

MORE INFORMATION ABOUT THE FUNDS (continued)

notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Credit for Floating Rate Loan Funds.    The value of a fund's shares, and the fund's ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a fund's investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.
In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a fund, the fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a fund and likely lead to a decline in the net asset value of the fund's shares.
A fund generally invests in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower's shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a fund's investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the fund's investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the fund's investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a fund has invested, may not satisfy the borrower's obligation to the fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.
In the event of the bankruptcy of a borrower or issuer, a fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the fund's investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a fund’s rights to the collateral.
The Floating Rate Debt in which a fund invests is generally rated lower than investment-grade credit quality, i.e., rated lower than Baa3 by Moody's Investors Service, Inc. (“Moody's”) or BBB- by Standard & Poor's Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. A fund's investments in lower than investment-grade floating rate loans will generally be rated at the time of purchase between B3 and Ba1 by Moody's, B- and BB+ by S&P or, if not rated, would be of similar credit quality. Investment decisions for a fund will be based largely on the credit analysis performed by the sub-adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.
Currency.     To the extent that a fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund's assets.
Demand for Loans.    The loan market, as represented by the S&P/LSTA Leveraged Loan Index, experienced significant growth in terms of number and aggregate volume of loans outstanding since the inception of the index in 1997. In 1997, the total amount of loans in the market by par value aggregated less than $10 billion. By April of 2000, it had
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MORE INFORMATION ABOUT THE FUNDS (continued)

grown to over $100 billion, and by July of 2007 the market had grown to over $500 billion. The size of the market peaked in November of 2008 at par value of $594 billion. During this period, the demand for loans and the number of investors participating in the loan market also increased significantly.
Starting at the end of 2008, the senior loan market contracted during the global financial crisis. From the peak in November 2008 through March 2011, the overall size of the loan market contracted by approximately 13%. The number of market participants also decreased during that period. Since that time, the senior loan market has rebounded and, as of the end of July 2013, has returned to a level that is larger by par value than before the global financial crisis.
An increase in demand for loans may benefit a fund by providing increased liquidity for such loans and higher sales prices, but it may also adversely affect the rate of interest payable on such loans acquired by the fund and the rights provided to the fund under the terms of the applicable loan agreement, and may increase the price of loans that the fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in a fund's portfolio, which could cause the fund's net asset value to decline.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund and reduce its returns. Derivatives may not perform as expected, so a fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.
Equity Securities Incidental to Investments in Loans.    The value of equity securities in which a fund invests may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in a fund's net asset value. A fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information a fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.
Foreign Investments/Developing and Emerging Markets.    To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of
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foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund investments, adversely affect values, and increase a fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Interest Rate for Floating Rate Loan Funds.    Changes in short-term market interest rates will directly affect the yield on the shares of a fund whose investments are normally invested in Floating Rate Debt. If short-term market interest rates fall, the yield on the fund's shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the Floating Rate Debt in a fund's portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a fund's yield will also be affected by whether, and the extent to which, the Floating Rate Debt in the fund's portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on Floating Rate Debt in a fund's portfolio experience a general decline, the yield on the fund's shares will fall and the value of the fund's assets may decrease, which will cause the fund's net asset value to decrease. With respect to a fund's investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate instruments with longer maturities or duration are more sensitive to changes in interest rates. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates.
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Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.
Leverage for Floating Rate Loan Funds.    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing and the use of forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase a fund's expenses and increase the impact of the fund's other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of a fund. To mitigate leveraging risk, a fund will segregate liquid assets or otherwise cover the fund's obligation under transactions such as reverse repurchase agreements; when issued and delayed delivery securities, and forward commitment transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged.
Limited Secondary Market for Floating Rate Loans.    Although the re-sale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated inter-dealer or inter-bank re-sale market.
Floating rate loans usually trade in large denominations. Trades can be infrequent and the market for floating rate loans may experience substantial volatility. In addition, the market for floating rate loans has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the floating rate loans in which a fund invests will be relatively illiquid.
In addition, the floating rate loans in which a fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede a fund's ability to sell floating rate loans and can adversely affect the price that can be obtained. A fund may have difficulty disposing of floating rate loans if it needs cash to repay debt, to fund redemptions, to pay dividends, to pay expenses or to take advantage of new investment opportunities.
These considerations may cause a fund to sell floating rate loans at lower prices than it would otherwise consider to meet cash needs or cause the fund to maintain a greater portion of its assets in money market instruments than it would otherwise, which could negatively impact performance. A fund may seek to avoid the necessity of selling assets to meet redemption requests or liquidity needs by the use of borrowings. Such borrowings, even though they are for the purpose of satisfying redemptions or meeting liquidity needs and not to generate leveraged returns, nevertheless would produce leverage and the risks that are inherent in leverage. However, there can be no assurance that sales of floating rate loans at such lower prices can be avoided.
From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for floating rate loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of floating rate loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell floating rate loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global financial crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leverage Loan Index declined by 32% (which included a decline of 3.06% on a single day). Since that time, prices have rebounded and, as of July 2013, have returned to pre-global financial crisis levels.
Declines in a fund's share price or other market developments (which could be more severe than these prior declines) may lead to increased redemptions, which could cause the fund to have to sell floating rate loans and other instruments at disadvantageous prices and inhibit the ability of the fund to retain its assets in the hope of greater stabilization in the secondary markets. In addition, these or similar circumstances could cause a fund to sell its highest quality and most liquid floating rate loans and other investments in order to satisfy an initial wave of redemptions while leaving the fund with a remaining portfolio of lower-quality and less liquid investments. In anticipation of such circumstances,
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a fund may also need to maintain a larger portion of its assets in liquid instruments than usual. However, there can be no assurance that a fund will foresee the need to maintain greater liquidity or that actual efforts to maintain a larger portion of assets in liquid investments would successfully mitigate the foregoing risks.
Liquidity.     If a security is illiquid, a fund might be unable to sell the security at a time when a fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.
Liquidity for Floating Rate Loan Funds.    If a loan is illiquid, a fund might be unable to sell the loan at a time when a fund's manager might wish to sell, thereby having the effect of decreasing the fund's overall level of liquidity. Further, as described in Valuation of Loans below, the lack of an established secondary market may make it more difficult to value illiquid loans, which could result in floating rate loans being assigned values which prove to be higher than the amounts that a fund ultimately realizes upon its actual sales of those loans. A fund may make investments that become less liquid in response to market developments or adverse investor perception, including but not limited to, those circumstances described in Limited Secondary Market for Floating Rate Loans above. A fund could lose money if it cannot sell a loan at the time and price that would be most beneficial to the fund.
Market.     Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Municipal Obligations.    The municipal market in which a fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged
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as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund later than expected, which may decrease the value of the obligation and prevent the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Prepayment and Extension for Floating Rate Loans.    Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Floating rate loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a floating rate loan is prepaid, a fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For a fund's fixed rate investments, prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund later than expected, which may decrease the value of the obligation and prevent the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Repurchase Agreements.     In the event that the other party to a repurchase agreement defaults on its obligations, a fund would generally seek to sell the underlying security serving as collateral for the repurchase agreement.  However, a fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss for a fund. In addition, if a fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.
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When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Valuation of Loans.    A fund values its assets daily. However, because the secondary market for floating rate loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if a fund purchases a relatively large portion of a loan, the limitations of the secondary market may inhibit the fund from selling a portion of the loan and reducing its exposure to a borrower when the adviser or sub-adviser deems it advisable to do so. Even if a fund itself does not own a relatively large portion of a particular loan, the fund, in combination with other similar accounts under management by the same portfolio managers, may own large portions of loans. The combination of holdings could create similar risks if and when the portfolio managers decide to sell those loans. These risks could include, for example, the risk that the sale of an initial portion of the loan could be at a price lower than the price at which the loan was valued by a fund, the risk that the initial sale could adversely impact the price at which additional portions of the loan are sold, and the risk that the foregoing events could warrant a reduced valuation being assigned to the remaining portion of the loan still owned by the fund.
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When Issued and Delayed Delivery Securities and Forward Commitments.    When issued securities, delayed delivery securities and forward commitments involve the risk that the security a fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.
Zero-Coupon Bonds and Pay-in-Kind Securities.    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of a Fund, but are considered to be relevant to certain Funds.
Counterparty.     The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund's assets decrease. The fund's assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund's net asset value caused by volatility in the secondary markets for assets in which the fund invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.
Manager.     A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results.
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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of each Fund's policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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MANAGEMENT OF THE FUNDS

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. Voya Investments has overall responsibility for the management of the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of June 30, 2013, Voya Investments managed approximately $48.3 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders of each Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.
37

MANAGEMENT OF THE FUNDS (continued)

Management Fees
The Adviser receives an annual fee for its advisory services to the Funds payable in monthly installments based on the average daily net assets of each of the Funds.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets. The Adviser is contractually obligated to waive its management fee for Class P shares of Voya Floating Rate Fund and Voya High Yield Bond Fund through August 1, 2014. There is no guarantee this waiver will continue after that date.
Management Fees
Voya Floating Rate Fund	0.55%
Voya GNMA Income Fund	0.47%
Voya High Yield Bond Fund	0.51%
Voya Intermediate Bond Fund	0.17%
Voya Short Term Bond Fund	0.35%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Funds' annual shareholder report dated March 31, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Funds. The Adviser has ultimate responsibility, subject to the oversight of the Funds’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Funds and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Funds’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Funds the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Funds. Pursuant to the exemptive relief, the Adviser, with the approval of the Funds’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Funds’ assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of a Fund or add a new sub-adviser to a Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Fund and a change to the investment strategies of the Fund.
Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Fund’s shareholders.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2013, Voya IM managed approximately $73.1 billion in assets.
38

MANAGEMENT OF THE FUNDS (continued)

Voya Floating Rate Fund
The following individuals are responsible for the day-to-day management of Voya Floating Rate Fund.
Jeffrey A. Bakalar, Managing Director and Group Head of the Voya IM Senior Loan Group, since January 2000.
Daniel A. Norman, Managing Director and Group Head of the Voya IM Senior Loan Group, since January 2000.
Voya GNMA Income Fund
The following individuals are responsible for the day-to-day management of Voya GNMA Income Fund.
Jeff Dutra, Portfolio Manager, has been with Voya IM since 2000 and is currently a senior portfolio manager for the residential mortgage-backed securities portfolios. Mr. Dutra also has experience managing the operations and accounting groups at Voya responsible for financial and mortgage derivatives. Prior to joining Voya IM, he was with Metropolitan Life Insurance from 1996 to 2000 and Salomon Brothers from 1994 to 1996.
Peter Guan, Ph.D, Portfolio Manager, has been with Voya IM since October 2004 as a senior portfolio manager of residential mortgage products. Prior to joining Voya IM, Mr. Guan was with Citigroup Alternative Investments during most of 2004, where he initiated a managed product platform for mortgage-backed investments. Previously, Dr. Guan worked at the Clinton Group, a New York based hedge fund, where he traded mortgage products.
Justin McWhorter, Portfolio Manager, has been with Voya IM since 2001 and is currently a portfolio manager for the residential mortgage-backed securities portfolios. Mr. McWhorter also has experience in investment accounting. Prior to joining Voya IM, he was with Arthur Andersen LLP from 1999 to 2001.
Voya High Yield Bond Fund
The following individuals are responsible for the day-to-day management of Voya High Yield Bond Fund.
Rick Cumberledge, CFA, Senior Portfolio Manager, joined Voya IM in 2007. Prior to that, Mr. Cumberledge was a senior high-yield credit analyst at Federated Investors (2001 – 2007).
Randall Parrish, CFA, serves as Senior Portfolio Manager and head of U.S. high-yield at Voya IM. Before being named a portfolio manager in 2007, Mr. Parrish served as a high-yield analyst focused on the media and retail/consumer sectors. Prior to joining Voya IM, Mr. Parrish was a corporate banker in leveraged finance with Sun Trust Bank and predecessors to Bank of America.
Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.
Voya Intermediate Bond Fund
The following individuals are responsible for the day-to-day management of Voya Intermediate Bond Fund.
Christine Hurtsellers, CFA, Portfolio Manager, has been with Voya IM since 2005 and leads the fixed-income business for Voya IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.
Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.
39

MANAGEMENT OF THE FUNDS (continued)

Voya Short Term Bond Fund
The following individuals are responsible for the day-to-day management of Voya Short Term Bond Fund.
Christine Hurtsellers, CFA, Portfolio Manager, has been with Voya IM since 2005 and leads the fixed-income business for Voya IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.
Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to each Fund and receives an annual administrative services fee equal to 0.10% of each Fund's average daily net assets. The Administrator has agreed to waive its administrative services fee for Class P shares of Voya Floating Rate Fund and Voya High Yield Bond Fund through August 1, 2014. There is no guarantee this waiver will continue after that date.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of each Fund other than the investment advisory services performed by the Adviser and Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds. The Administrator provides each Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
40

CLASSES OF SHARES

CHOOSING A SHARE CLASS
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of a Fund; (2) the amount of your investment; (3) the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. Specific Fund charges may vary so you should review each Fund's fee table as well as the section entitled “Sales Charges” in this Prospectus.
Summary of primary differences among share classes:
Class A
Initial Sales Charge	Up to 2.50% (reduced for purchases of $100,000 or more and eliminated for purchases of $1 million ($500,000 for Voya Short Term Bond Fund) or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million ($500,000 for Voya Short Term Bond Fund) or more for which the initial sales charge was waived, a charge of 1.00% (0.50% for Voya Short Term Bond Fund) applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B
Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Account Size	$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease
41

CLASSES OF SHARES (continued)

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class O
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.25% Annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class P
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
42

CLASSES OF SHARES (continued)

Class R
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.50% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
1	There is no front-end sales charge if you purchase Class A shares in an amount of $1 million ($500,000 for Voya Short Term Bond Fund) or more but will be subject to a 1.00% (0.50% for Voya Short Term Bond Fund) CDSC if they are redeemed within 18 months of purchase.
*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Please refer to the minimum investments table on page 52 for additional information.
The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares, Class C shares and Class R shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares and Class O shares.
Because the Funds may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.
You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Funds or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.
43

CLASSES OF SHARES (continued)

Distribution and Service (12b-1) Fees
The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by each Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.
Each Fund has adopted a 12b-1 Plan for Class A, Class B, Class C, Class O, and Class R shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):
Fund	Class A	Class B	Class C	Class O	Class R
Voya Floating Rate	0.25%	N/A [1]	1.00%	N/A [1]	0.50%
Voya GNMA Income	0.25%	1.00%	1.00%	N/A [1]	N/A [1]
Voya High Yield Bond	0.25%	1.00%	1.00%	N/A [1]	N/A [1]
Voya Intermediate Bond	0.25%	1.00%	1.00%	0.25%	0.50%
Voya Short Term Bond	0.25%	N/A [1]	1.00%	N/A [1]	N/A [1]
1	The Fund does not offer this class of shares.
44

SALES CHARGES

The Funds make available in a clear and prominent format, free of charge, on their website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Funds' shares. The website includes hyperlinks that facilitate access to the information.
Class A Shares
This section includes important information about sales charges and sales charge reduction programs available to investors in the Funds' Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
Class A shares of the Funds (except Voya Short Term Bond Fund) are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $100,000	2.50	2.56
$100,000 - $499,999	2.00	2.04
$500,000 - $999,999	1.25	1.27
$1,000,000 and over[1]	N/A	N/A
Class A shares of Voya Short Term Bond Fund are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $100,000	2.50%	2.56%
$100,000 - $499,999	2.00%	2.04%
$500,000 and over[1]	N/A	N/A
1	See “Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares” below.
Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.
Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares
Investments of $1 Million or More.    There is no front-end sales charge if you purchase Class A shares in an amount of $1 million ($500,000 for Voya Short Term Bond Fund) or more. However, these shares will be subject to a 1.00% (0.50% for Voya Short Term Bond Fund) CDSC if they are redeemed within 18 months of purchase.
CDSC - Class B and Class C Shares
Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.
Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:
45

SALES CHARGES (continued)

Class B CDSC
Years after purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	none
Class C CDSC
Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.
There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.
CDSC on Exchange into Voya Senior Income Fund
You are not required to pay an applicable CDSC upon an exchange from the Funds described in this Prospectus into Voya Senior Income Fund. However, if you exchange into Voya Senior Income Fund and subsequently offer your common shares for repurchase by Voya Senior Income Fund, the Fund's CDSC will apply. After an exchange into Voya Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.
Reduced or Waived Front-End Sales Charges
Investors in a Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.
You may reduce the initial sales charge on a purchase of Class A shares of a Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:
•	Letter of Intent—lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
•	Rights of Accumulation—lets you add the value of shares of any open-end Voya mutual fund (excluding Voya Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
•	Combination Privilege—shares held by investors in the Voya mutual funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.
In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:
•	Reinstatement Privilege—If you sell Class A shares of a Fund (or shares of other Voya mutual funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another Voya mutual fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or
46

SALES CHARGES (continued)

•	Purchases by Certain Accounts—Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase a Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
See the Account Application or the SAI for additional information regarding the reduction of Class A shares' charges, or contact your financial intermediary or a Shareholder Services Representative for more information.
Required Shareholder Information and Records. In order for investors in Class A shares of a Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor's eligibility for breakpoint privileges or other sales charge waivers.
CDSC Waivers.    If you notify the Funds' transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A, Class B, and Class C shares will be waived in the following cases:
•	Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions for Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter.
•	Mandatory distributions from employee benefit plans or an Individual Retirement Account (“IRA”).
•	Reinvestment of dividends and capital gains distributions.
If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.
Reinstatement Privilege.    If you sell Class A or Class C shares of a Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of a Fund held in all of the investor's accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor; such as members of the same family or household, at any financial intermediary.
47

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.
The NAV per share each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Funds (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares. When market quotations are not available or are deemed unreliable, a Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
Valuation of Floating Rate Loans
A majority of Voya Floating Rate Fund's floating rate loans are valued using quotations supplied by a third party loan pricing service. However, the floating rate loans in which the Fund invests are not listed on any securities exchange or board of trade. Some floating rate loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years, which generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some floating rate loans have few or no trades. Accordingly, determinations of the value of floating loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of floating rate loans than for other types of securities. For further information, see “Additional Information About The Funds' Risks - Limited Secondary Market for Floating Rate Loans.”
Floating rate loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. It is expected that most of the floating rate loans held by the Fund will be valued with reference to quotations from an independent pricing service or other sources believed
48

HOW SHARES ARE PRICED (continued)

to be reliable. These quotations may be indicative quotes provided by dealers and may not reflect actual trades. The Adviser or Sub-Adviser may believe that the price for a floating rate loan derived from quotations is not reliable or accurate. Among other reasons, this may be the result of information about a particular floating rate loan or borrower known to the Adviser or Sub-Adviser that they believe may not be known to the pricing service or reflected in a price quote. Floating rate loans for which reliable market value quotations are not readily available from a pricing service may be valued with reference to another floating rate loan or a group of floating rate loans for which reliable market value quotations are readily available and whose characteristics are comparable to the floating rate loan being valued. Under this approach, the comparable floating rate loan or loans serve as a proxy for changes in value of the floating rate loan being valued. The Fund has engaged independent pricing services to provide quotations from dealers in floating rate loans and to calculate values under this proxy procedure. In other cases, the floating rate loan may be valued at fair value under procedures approved by the Fund’s Board and in accordance with the provisions of the 1940 Act.
Under these procedures, fair value is determined by the Adviser or Sub-Adviser and monitored by the Fund's Board through its Compliance Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following:
•	the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;
•	the nature, adequacy, and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral;
•	the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest based on an evaluation of its financial condition, financial statements, and information about the borrower's business, cash flows, capital structure, and future prospects;
•	information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes toward the loan and interests in similar loans;
•	the reputation and financial condition of the agent of the loan and any intermediate participants in the loans;
•	the borrower's management; and
•	the general economic and market conditions affecting the fair value of the loan.
49

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Funds, the Distributor, or a third-party selling you the Funds, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Funds, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Funds, the Distributor, or Capital One ShareBuilder, Inc. (“Capital One ShareBuilder”) (formerly, ShareBuilder Securities Corporation) reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Funds. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Funds reserve the right to suspend the offering of shares or to reject any specific purchase order. The Funds may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class A and Class C Shares
Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.
Class B Shares
Class B shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.
Class I Shares
Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with ING Groep; (8) ING Groep affiliates for purposes of corporate cash management; and (9) other registered investment companies.
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HOW TO BUY SHARES (continued)

Class O Shares
Class O shares may only be purchased and sold through Capital One ShareBuilder.
Class P Shares
Class P shares may only be purchased by Voya affiliated products, including: (1) other funds in the Voya family of funds; and (2) collective investment trusts, common investment trusts, and separate accounts sponsored or managed by Voya affiliated entities. Such availability is subject to management's determination of the appropriateness of investment in Class P shares in light of the level at which advisory fees are charged to the investor.
Share certificates will not be issued.
Class R Shares
Class R shares may be purchased without a sales charge. Class R shares of the Fund are continuously offered to qualified retirement plans (“Retirement Plans”) including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans (“SEPs”), and other accounts or plans whereby Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible Retirement Plans for the purpose of funding qualified retirement plans. Please refer to the plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.
The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions. Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker-dealer or other financial intermediary (“Financial Service Firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a Retirement Plan's administrator or recordkeeper. Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services.
Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.
Class W Shares
Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other Voya mutual funds in the Voya family of funds.
In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by Voya) into a Voya mutual fund or through a Voya approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and directors/trustees of the Voya mutual funds; (2) current and retired officers, directors, and full-time employees of Voya Investments, LLC, Directed Services LLC; any Voya mutual fund's sub-adviser; Voya Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of Voya Investments, LLC, Directed Services LLC, any Voya mutual fund's sub-adviser, or Voya Investments Distributor, LLC.
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HOW TO BUY SHARES (continued)

Retirement Plans
The Funds have available prototype qualified retirement plans for corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/O 1/W2 I2 P/R	$1,000 $250,000 No minimum	No minimum
Retirement accounts	A/C/O [1] I2 P/R W2	$250 $250,000 No minimum $1,000	No minimum
Coverdell Education Savings Accounts	O [1]	$250	No minimum
Pre-Authorized Investment Plan	A/C/O [1]	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
1	For Class O shares, if you are unable to invest at least $1,000 per Fund ($250 for retirement accounts/ESAs), you may open your account for $100 and $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
2	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
52

HOW TO BUY SHARES (continued)

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary. For Class O Shares you may purchase additional shares by calling (866) 590-7629. Additional fees may apply for phone orders.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
Online (Class O Only)	Complete your application online at www.sharebuilder.com.	Log onto your account at www.sharebuilder.com, go to the Trade>Mutual Funds page and select the “Buy” option.
53

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, a Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone. For Class O shares, you may redeem shares by calling (866) 590-7629. Please note that additional fees may apply for phone orders.
Online (Class O only)	Log onto your account at www.sharebuilder.com, navigate to the Trade>Mutual Funds page and select the “Sell” option.
Systematic Withdrawal Plan
You may elect to make periodic withdrawals from your account on a regular basis.
    Class A, Class B, and Class C
•	Your account must have a current value of at least $10,000.
•	Minimum withdrawal amount is $100.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
    Class I and Class W
•	Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.
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HOW TO SELL SHARES (continued)

•	Minimum withdrawal amount is $1,000.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.
Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
Each Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Telephone Orders
The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
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HOW TO SELL SHARES (continued)

Small Accounts
Due to the relatively high cost of handling small investments, a Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV(less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than a Fund's minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
56

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of a Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders Trust Fund (Voya GNMA Fund may also exchange shares for the same class of shares of Voya Corporate Leaders Trust Fund), without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund. Additionally, Class L shares of Voya Money Market Fund may be exchanged for Class C shares of any other Voya mutual fund.
If you exchange shares of a Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
If you acquired Class L shares of Voya Money Market Fund through an exchange from Class C shares of an Voya mutual fund that were subject to a CDSC and then exchange your Class L shares of Voya Money Market Fund for Class C shares of another Voya mutual fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of Voya Money Market Fund will not count toward the CDSC holding period.
If you acquired Class L shares of Voya Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of Voya Money Market Fund into Class C shares of another Voya mutual fund, you will become subject to any CDSC that applies to the Voya mutual fund into which you exchange. The time you held your Class L shares of Voya Money Market Fund will not count toward the CDSC holding period of the Voya mutual fund into which you exchanged.
Exchanges Between Classes of Shares of the Same Fund
You may exchange Class B, Class C, and Class W shares of a Fund for Class I shares of the same Fund, or you may exchange Class A shares and Class I shares of a Fund for any other class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through a Voya approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same Fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of a Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among Voya mutual funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange
57

HOW TO EXCHANGE SHARES (continued)

privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
Systematic Exchange Privilege
Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.
58

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.
The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Funds. However, to the extent that a Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Funds' shares which negatively affects long-term shareholders.
The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Funds prohibit frequent trading. The Funds have defined frequent trading as follows:
•	Any shareholder or financial adviser who initiated exchanges among all their accounts with the Funds within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
•	Transactions subject to the trading policy of an intermediary that the Funds deem materially similar to the Funds' policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
59

FREQUENT TRADING - MARKET TIMING (continued)

If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Funds reserve the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Funds' Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds. There is no assurance that the Funds' Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
60

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an Voya mutual fund to you. The Distributor has agreements in place with each broker-dealer selling a Fund defining specifically what those broker-dealers will be paid for the sale of a particular Voya mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from Voya. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.
The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by a Voya entity, Voya may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers; or (2) 0.30% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
The Funds' Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of a Fund may contribute to non-cash compensation arrangements.
Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.
The top firms we paid to sell our mutual funds as of the last calendar year are:
Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Capital One ShareBuilder, Inc.; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Fifth Third Securities, Inc.; ING Financial Partners, Inc.; ING Life Insurance and Annuity; ING Variable Annuity; Janney Montgomery Scott LLC; JPMorgan Clearing Corporation; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; MSCS Financial Services, LLC; National Financial Services LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, Inc.; and Wells Fargo Advisor.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.
61

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any annually. Each Fund (except for Voya GNMA Income Fund) also declares dividends daily and pays dividends consisting of ordinary income, if any, monthly.
Voya GNMA Income Fund declares and pays dividends consisting of ordinary income, if any, monthly.
To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of a Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. The following assumes that each Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Funds with your tax advisor.
The Funds will distribute all, or substantially all, of their net investment income and net capital gains to their shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, exempt interest dividends, and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by a Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.
Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
62

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in a Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, a Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through a Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
63

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of a Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
64

INDEX DESCRIPTIONS

The Barclays GNMA Index is an unmanaged index comprised of all fixed securities mortgage pools by GNMA, including GNMA Graduated Payment Mortgages.
The Barclays High Yield Bond - 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.
The Barclays U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. government, mortgage-backed, asset-backed, and corporate debt securities.
The S&P's/Loan Syndications and Trading Association Leveraged Loan Index (“S&P/LSTA Leveraged Loan Index”) tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.
65

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of each Fund for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Funds (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated March 31, 2013, are incorporated herein by reference. Because Class P shares of Voya Floating Rate Fund and Voya High Yield Bond Fund had not commenced operations as of the fiscal year ended March 31, 2013, no financial highlights have been included.
66

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Floating Rate Fund
Class A
03-31-13	10.10	0.52 •	0.21	0.73	0.53	0.02	—	0.55	—	10.28	7.41	1.11	1.01	1.01	5.08	35,918	101
03-31-12	10.26	0.43 •	(0.08)	0.35	0.45	0.06	—	0.51	—	10.10	3.58	1.12	1.01	1.01	4.23	10,266	79
08-17-10 (4) - 03-31-11	10.00	0.21 •	0.25	0.46	0.19	0.01	—	0.20	—	10.26	4.57	1.30	1.02	1.02	3.49	18,411	73
Class C
03-31-13	10.10	0.44 •	0.21	0.65	0.45	0.02	—	0.47	—	10.28	6.61	1.86	1.76	1.76	4.33	26,367	101
03-31-12	10.26	0.36 •	(0.09)	0.27	0.37	0.06	—	0.43	—	10.10	2.80	1.87	1.76	1.76	3.71	7,409	79
08-17-10 (4) - 03-31-11	10.00	0.19 •	0.22	0.41	0.14	0.01	—	0.15	—	10.26	4.11	2.05	1.77	1.77	3.46	3,356	73
Class I
03-31-13	10.10	0.54 •	0.21	0.75	0.55	0.02	—	0.57	—	10.28	7.67	0.86	0.76	0.76	5.33	165,936	101
03-31-12	10.27	0.47 •	(0.10)	0.37	0.48	0.06	—	0.54	—	10.10	3.74	0.87	0.76	0.76	4.65	173,722	79
08-17-10 (4) - 03-31-11	10.00	0.25 •	0.23	0.48	0.20	0.01	—	0.21	—	10.27	4.83	1.05	0.77	0.77	3.93	170,660	73
Class R
03-31-13	10.09	0.49 •	0.21	0.70	0.50	0.02	—	0.52	—	10.27	7.15	1.36	1.26	1.26	4.84	32,371	101
03-31-12	10.26	0.41 •	(0.09)	0.32	0.43	0.06	—	0.49	—	10.09	3.22	1.37	1.26	1.26	4.26	16,515	79
08-17-10 (4) - 03-31-11	10.00	0.21 •	0.23	0.44	0.17	0.01	—	0.18	—	10.26	4.39	1.55	1.27	1.27	3.87	7,897	73
Class W
03-31-13	10.12	0.54 •	0.21	0.75	0.55	0.02	—	0.57	—	10.30	7.66	0.86	0.76	0.76	5.34	86,844	101
03-31-12	10.27	0.45 •	(0.06)	0.39	0.48	0.06	—	0.54	—	10.12	3.93	0.87	0.76	0.76	4.74	52,351	79
08-17-10 (4) - 03-31-11	10.00	0.24	0.24	0.48	0.20	0.01	—	0.21	—	10.27	4.83	1.05	0.77	0.77	4.49	3,319	73
Voya GNMA Income Fund
Class A
03-31-13	9.09	0.22	0.00*	0.22	0.29	0.05	0.02	0.36	—	8.95	2.51	0.90	0.90	0.90	2.38	727,058	352
03-31-12	8.84	0.23 •	0.37	0.60	0.34	0.01	—	0.35	—	9.09	6.87	0.93	0.93	0.93	2.58	681,900	335
03-31-11	8.75	0.32	0.13	0.45	0.36	—	—	0.36	—	8.84	5.26	0.93	0.93	0.93	3.63	593,080	193
03-31-10	8.71	0.33 •	0.07	0.40	0.36	—	—	0.36	—	8.75	4.68	0.94	0.94	0.94	3.83	589,813	114
03-31-09	8.54	0.37	0.18	0.55	0.38	—	—	0.38	—	8.71	6.62	0.96	0.96	0.96	4.33	606,856	39
Class B
03-31-13	9.04	0.14 •	0.01	0.15	0.22	0.05	0.02	0.29	—	8.90	1.74	1.65	1.65	1.65	1.59	1,430	352
03-31-12	8.79	0.17 •	0.36	0.53	0.27	0.01	—	0.28	—	9.04	6.08	1.68	1.68	1.68	1.87	3,676	335
03-31-11	8.70	0.26 •	0.13	0.39	0.30	—	—	0.30	—	8.79	4.48	1.68	1.68	1.68	2.90	11,262	193
03-31-10	8.66	0.27 •	0.06	0.33	0.29	—	—	0.29	—	8.70	3.89	1.69	1.69	1.69	3.08	25,704	114
03-31-09	8.49	0.30	0.18	0.48	0.31	—	—	0.31	—	8.66	5.86	1.71	1.71	1.71	3.57	38,718	39
See Accompanying Notes to Financial Highlights
67

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class C
03-31-13	9.04	0.16	0.00*	0.16	0.23	0.05	0.02	0.30	—	8.90	1.78	1.65	1.65	1.65	1.63	177,823	352
03-31-12	8.79	0.16 •	0.37	0.53	0.27	0.01	—	0.28	—	9.04	6.12	1.68	1.68	1.68	1.82	138,543	335
03-31-11	8.71	0.25	0.13	0.38	0.30	—	—	0.30	—	8.79	4.38	1.68	1.68	1.68	2.88	104,196	193
03-31-10	8.67	0.27 •	0.06	0.33	0.29	—	—	0.29	—	8.71	3.92	1.69	1.69	1.69	3.09	103,103	114
03-31-09	8.50	0.30	0.18	0.48	0.31	—	—	0.31	—	8.67	5.88	1.71	1.71	1.71	3.59	73,209	39
Class I
03-31-13	9.10	0.25	0.00*	0.25	0.32	0.05	0.02	0.39	—	8.96	2.79	0.63	0.63	0.63	2.64	206,100	352
03-31-12	8.85	0.26 •	0.36	0.62	0.36	0.01	—	0.37	—	9.10	7.16	0.65	0.65	0.65	2.83	144,678	335
03-31-11	8.76	0.34	0.14	0.48	0.39	—	—	0.39	—	8.85	5.57	0.63	0.63	0.63	3.92	68,996	193
03-31-10	8.72	0.36 •	0.07	0.43	0.39	—	—	0.39	—	8.76	5.00	0.64	0.64	0.64	4.15	52,880	114
03-31-09	8.55	0.39	0.18	0.57	0.40	—	—	0.40	—	8.72	6.95	0.65	0.65	0.65	4.64	38,908	39
Class W
03-31-13	9.11	0.25 •	(0.01)	0.24	0.31	0.05	0.02	0.38	—	8.97	2.76	0.65	0.65	0.65	2.72	37,682	352
03-31-12	8.86	0.26 •	0.36	0.62	0.36	0.01	—	0.37	—	9.11	7.12	0.68	0.68	0.68	2.83	11,700	335
03-31-11	8.77	0.35	0.13	0.48	0.39	—	—	0.39	—	8.86	5.51	0.68	0.68	0.68	3.88	7,221	193
03-31-10	8.73	0.36 •	0.06	0.42	0.38	—	—	0.38	—	8.77	4.97	0.66	0.66	0.66	4.15	8,204	114
03-31-09	8.55	0.39	0.19	0.58	0.40	—	—	0.40	—	8.73	7.03	0.65	0.65	0.65	4.70	4,180	39
Voya High Yield Bond Fund
Class A
03-31-13	7.80	0.49	0.54	1.03	0.49	—	—	0.49	—	8.34	13.69	1.06	1.10	1.10	6.20	85,429	109
03-31-12	7.82	0.52	(0.02)	0.50	0.52	—	—	0.52	—	7.80	6.72	1.14	1.10	1.10	6.73	98,123	100
03-31-11	7.38	0.56	0.45	1.01	0.55	—	0.02	0.57	—	7.82	14.22	1.13	1.10 †	1.10 †	7.43 †	86,017	87
03-31-10	5.52	0.62	1.89	2.51	0.63	—	0.02	0.65	—	7.38	46.88	1.24	1.10 †	1.10 †	9.17 †	83,034	103
03-31-09	7.89	0.62	(2.32)	(1.70)	0.54	—	0.13	0.67	—	5.52	(22.36)	1.25	1.10 †	1.10 †	9.30 †	59,307	75
Class B
03-31-13	7.79	0.43	0.54	0.97	0.43	—	—	0.43	—	8.33	12.85	1.81	1.85	1.85	5.47	1,629	109
03-31-12	7.81	0.46	(0.02)	0.44	0.46	—	—	0.46	—	7.79	5.89	1.89	1.85	1.85	6.00	2,370	100
03-31-11	7.37	0.51 •	0.44	0.95	0.49	—	0.02	0.51	—	7.81	13.35	1.88	1.85 †	1.85 †	6.74 †	6,864	87
03-31-10	5.52	0.57	1.87	2.44	0.57	—	0.02	0.59	—	7.37	45.58	1.99	1.85 †	1.85 †	8.46 †	12,099	103
03-31-09	7.88	0.58	(2.32)	(1.74)	0.49	—	0.13	0.62	—	5.52	(22.86)	2.00	1.85 †	1.85 †	8.38 †	12,289	75
Class C
03-31-13	7.80	0.44	0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85	1.85	5.43	14,354	109
03-31-12	7.81	0.46	(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85	1.85	6.00	12,727	100
03-31-11	7.38	0.50	0.44	0.94	0.49	—	0.02	0.51	—	7.81	13.22	1.88	1.85 †	1.85 †	6.66 †	11,938	87
03-31-10	5.52	0.57	1.89	2.46	0.58	—	0.02	0.60	—	7.38	45.82	1.99	1.85 †	1.85 †	8.40 †	11,038	103
03-31-09	7.89	0.58	(2.33)	(1.75)	0.49	—	0.13	0.62	—	5.52	(22.95)	2.00	1.85 †	1.85 †	8.57 †	7,101	75
See Accompanying Notes to Financial Highlights
68

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class I
03-31-13	7.80	0.52 •	0.53	1.05	0.52	—	—	0.52	—	8.33	13.98	0.71	0.75	0.75	6.40	101,387	109
03-31-12	7.81	0.55	(0.01)	0.54	0.55	—	—	0.55	—	7.80	7.30	0.71	0.67	0.67	7.09	24,849	100
03-31-11	7.37	0.57 •	0.48	1.05	0.59	—	0.02	0.61	—	7.81	14.86	0.76	0.73 †	0.73 †	7.53 †	21,590	87
03-31-10	5.51	0.64 •	1.90	2.54	0.66	—	0.02	0.68	—	7.37	47.55	0.92	0.78 †	0.78 †	8.99 †	1,582	103
07-31-08 (4) - 03-31-09	7.64	0.37 •	(1.92)	(1.55)	0.49	—	0.09	0.58	—	5.51	(20.35)	0.95	0.80 †	0.80 †	9.61 †	2	75
Class W
03-31-13	7.81	0.51 •	0.55	1.06	0.52	—	—	0.52	—	8.35	14.11	0.81	0.85	0.85	6.30	14,703	109
07-29-11 (4) - 03-31-12	7.82	0.36 •	0.07	0.43	0.44	—	—	0.44	—	7.81	5.77	0.89	0.85	0.85	6.93	1,552	100
Voya Intermediate Bond Fund
Class A
03-31-13	9.90	0.34	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	301,544	490
03-31-12	9.53	0.38	0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68	0.68	3.99	293,277	500
03-31-11	9.23	0.47 •	0.26	0.73	0.43	—	—	0.43	—	9.53	8.00	0.68	0.68 †	0.68 †	4.97 †	316,000	384
03-31-10	8.31	0.45 •	1.09	1.54	0.62	—	—	0.62	—	9.23	18.95	0.71	0.69 †	0.69 †	5.04 †	348,871	540
03-31-09	10.13	0.45	(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.31	(11.65)	0.72	0.70 †	0.70 †	4.84 †	471,185	674
Class B
03-31-13	9.88	0.27 •	0.32	0.59	0.40	—	—	0.40	—	10.07	6.02	1.45	1.45	1.45	2.63	1,928	490
03-31-12	9.51	0.32 •	0.41	0.73	0.36	—	—	0.36	—	9.88	7.77	1.43	1.43	1.43	3.30	4,144	500
03-31-11	9.21	0.40 •	0.26	0.66	0.36	—	—	0.36	—	9.51	7.21	1.43	1.43 †	1.43 †	4.24 †	9,379	384
03-31-10	8.30	0.38 •	1.08	1.46	0.55	—	—	0.55	—	9.21	17.96	1.46	1.44 †	1.44 †	4.31 †	18,605	540
03-31-09	10.11	0.38	(1.59)	(1.21)	0.38	0.22	—	0.60	—	8.30	(12.26)	1.47	1.45 †	1.45 †	4.08 †	23,721	674
Class C
03-31-13	9.89	0.27	0.31	0.58	0.40	—	—	0.40	—	10.07	5.93	1.45	1.45	1.45	2.63	35,308	490
03-31-12	9.52	0.32	0.41	0.73	0.36	—	—	0.36	—	9.89	7.78	1.43	1.43	1.43	3.22	35,256	500
03-31-11	9.22	0.40 •	0.26	0.66	0.36	—	—	0.36	—	9.52	7.21	1.43	1.43 †	1.43 †	4.22 †	33,994	384
03-31-10	8.30	0.38 •	1.09	1.47	0.55	—	—	0.55	—	9.22	18.08	1.46	1.44 †	1.44 †	4.31 †	45,016	540
03-31-09	10.12	0.38	(1.60)	(1.22)	0.38	0.22	—	0.60	—	8.30	(12.35)	1.47	1.45 †	1.45 †	4.08 †	53,534	674
Class I
03-31-13	9.90	0.37 •	0.32	0.69	0.51	—	—	0.51	—	10.08	7.04	0.42	0.42	0.42	3.64	531,681	490
03-31-12	9.53	0.41	0.42	0.83	0.46	—	—	0.46	—	9.90	8.90	0.40	0.40	0.40	4.26	331,423	500
03-31-11	9.23	0.50	0.26	0.76	0.46	—	—	0.46	—	9.53	8.35	0.38	0.38 †	0.38 †	5.25 †	332,193	384
03-31-10	8.31	0.48 •	1.09	1.57	0.65	—	—	0.65	—	9.23	19.33	0.39	0.37 †	0.37 †	5.37 †	316,209	540
03-31-09	10.14	0.48	(1.61)	(1.13)	0.48	0.22	—	0.70	—	8.31	(11.42)	0.39	0.37 †	0.37 †	5.17 †	362,162	674
See Accompanying Notes to Financial Highlights
69

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class O
03-31-13	9.90	0.34 •	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	41,596	490
03-31-12	9.54	0.39	0.40	0.79	0.43	—	—	0.43	—	9.90	8.49	0.68	0.68	0.68	3.98	42,500	500
03-31-11	9.24	0.47 •	0.26	0.73	0.43	—	—	0.43	—	9.54	8.00	0.68	0.68 †	0.68 †	4.96 †	41,335	384
03-31-10	8.32	0.46 •	1.08	1.54	0.62	—	—	0.62	—	9.24	18.94	0.71	0.69 †	0.69 †	5.09 †	41,860	540
03-31-09	10.14	0.45	(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.32	(11.62)	0.72	0.70 †	0.70 †	4.84 †	39,188	674
Class R
03-31-13	9.91	0.30	0.35	0.65	0.46	—	—	0.46	—	10.10	6.57	0.95	0.95	0.95	3.14	14,401	490
03-31-12	9.54	0.35	0.43	0.78	0.41	—	—	0.41	—	9.91	8.33	0.93	0.93	0.93	3.73	12,323	500
03-31-11	9.24	0.45 •	0.25	0.70	0.40	—	—	0.40	—	9.54	7.72	0.93	0.93 †	0.93 †	4.72 †	14,339	384
03-31-10	8.32	0.43 •	1.09	1.52	0.60	—	—	0.60	—	9.24	18.64	0.96	0.94 †	0.94 †	4.83 †	18,417	540
03-31-09	10.15	0.43	(1.61)	(1.18)	0.43	0.22	—	0.65	—	8.32	(11.93)	0.97	0.95 †	0.95 †	4.59 †	18,240	674
Class W
03-31-13	9.89	0.37 •	0.32	0.69	0.51	—	—	0.51	—	10.07	7.04	0.45	0.45	0.45	3.64	225,738	490
03-31-12	9.52	0.40 •	0.53	0.93	0.56	—	—	0.56	—	9.89	10.09	0.43	0.43	0.43	4.17	108,016	500
03-31-11	9.22	0.48	0.27	0.75	0.45	—	—	0.45	—	9.52	8.29	0.43	0.43	0.43	5.21	2,276	384
03-31-10	8.31	0.48 •	1.08	1.56	0.65	—	—	0.65	—	9.22	19.15	0.42	0.40 †	0.40 †	5.42 †	2,087	540
03-31-09	10.12	0.45	(1.53)	(1.08)	0.51	0.22	—	0.73	—	8.31	(11.03)	0.39	0.37 †	0.37 †	5.09 †	2,079	674
Voya Short Term Bond Fund
Class A
12-19-12 (4) - 03-31-13	10.00	0.02	(0.01)	0.01	0.00*	—	—	0.00*	—	10.01	0.13	2.39	0.80	0.80	0.63	4	85
Class C
12-19-12 (4) - 03-31-13	10.00	(0.01)	0.00*	(0.01)	—	—	—	—	—	9.99	(0.10)	3.14	1.55	1.55	(0.39)	3	85
Class I
12-19-12 (4) - 03-31-13	10.00	0.02	0.00*	0.02	0.02	—	—	0.02	—	10.00	0.22	0.61	0.50	0.50	0.84	177,653	85
Class W
12-19-12 (4) - 03-31-13	10.00	0.02	0.00*	0.02	0.01	—	—	0.01	—	10.01	0.17	2.14	0.55	0.55	0.59	3	85
See Accompanying Notes to Financial Highlights
70

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
71

TO OBTAIN MORE INFORMATION
You'll find more information about the Funds in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:
Voya Funds Trust	811-8895
Voya Floating Rate Fund Voya GNMA Income Fund Voya High Yield Bond Fund Voya Intermediate Bond Fund Voya Short Term Bond Fund

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PRO-08895	(0514-050114)

January 30, 2014, as supplemented May 1, 2014
Prospectus
Fixed Income Fund
•	Voya High Yield Bond Fund
Class/Ticker: R/IRSTX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya High Yield Bond Fund  (formerly, ING High Yield Bond Fund)
INVESTMENT OBJECTIVE
The Fund seeks to provide investors with a high level of current income and total return.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R	None	None
Annual Fund Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	R
Management Fees	0.51%
Distribution and/or Shareholder Services (12b-1) Fees	0.50%
Administrative Services Fees	0.10%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.32%
Waivers and Reimbursements[3]	0.04%
Total Annual Fund Operating Expenses after Waivers and Reimbursements	1.36%
1	Based on Class A shares’ expenses adjusted for class specific differences.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.35% for Class R shares through August 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination and such termination is approved by the Fund’s board; or (ii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R	Sold or Held	$138	422	727	1,594
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 109% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds commonly known as “junk bonds.” The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.
High-yield bonds are debt securities that, at the time of purchase, are not rated by a nationally recognized statistical rating organization (“NRSRO”) or are rated below investment-grade (for example, rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The Fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. In evaluating the quality of a particular high-yield bond for investment by the Fund, the sub-adviser (“Sub-Adviser”) does not rely exclusively on ratings assigned by a NRSRO. The Sub-Adviser will utilize a security’s credit rating as simply one indication of an issuer’s creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund’s portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser’s assessment of interest rate trends and other economic or market factors.
Any remaining assets may be invested in investment-grade debt securities; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging
Voya High Yield Bond Fund
1

markets. The Fund may invest in derivatives, including, but not limited to structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The Fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund. The Fund may invest in companies of any size.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high-yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser’s approach to decision making includes contributions from individual portfolio managers responsible for specific industry sectors.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest
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Voya High Yield Bond Fund

rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
Zero-Coupon Bonds and Pay-in-Kind Securities    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. The Fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. Because Class R shares of the Fund had not commenced operations as of the calendar year ended December 31, 2013, the following bar chart shows the changes in the Fund's Class C shares' performance from year to year, and the table compares the Fund's Class C shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R shares and Class C shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, Class R shares' performance would be higher than Class C shares' performance because of the higher expenses paid by Class C shares. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Contingent deferred sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Voya High Yield Bond Fund
3

Calendar Year Total Returns Class C
(as of December 31 of each year)

Best quarter: 2nd, 2009, 17.99% and Worst quarter: 4th, 2008, -18.68%
Average Annual Total Returns%
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class C before taxes	%	6.21	16.06	6.13	12/15/98
After tax on distributions	%	4.01	13.32	3.68	—
After tax on distributions with sale	%	3.48	11.67	3.72	—
Barclays High Yield Bond - 2% Issuer Constrained Composite Index[1]	%	7.44	18.96	8.61	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Randall Parrish, CFA Portfolio Manager (since 03/07)	Matthew Toms, CFA Portfolio Manager (since 03/10)
Rick Cumberledge, CFA Portfolio Manager (since 08/13)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Investment
The Fund's Class R shares do not require any minimum investment amount and there is no minimum for additional investments.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Voya High Yield Bond Fund

KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Fund's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Fund. So long as the Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Fund is a series of Voya Funds Trust (formerly, ING Funds Trust) (“Trust”), a Delaware statutory trust. The Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Fund has adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
Fund Diversification
The Fund is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Fund is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund invests defensively, it may not achieve its investment objective. The Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
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KEY FUND INFORMATION (continued)

Shareholder Reports
The Fund's fiscal year ends March 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE FUND

Additional Information About the Investment Objective
The Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. The Fund will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Fund may invest in these securities or use these techniques as part of the Fund's principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.
The discussions below expand on the risks included in the Fund's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Fund.
Call.     During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit.     Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps.    A fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a fund pays a fee to protect against the risk that a security held by the fund will default. As a seller of the swap, a fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency.     To the extent that a fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund's assets.
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MORE INFORMATION ABOUT THE FUND (continued)

Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund and reduce its returns. Derivatives may not perform as expected, so a fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.
Foreign Investments/Developing and Emerging Markets.    To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
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MORE INFORMATION ABOUT THE FUND (continued)

Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund investments, adversely affect values, and increase a fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Liquidity.     If a security is illiquid, a fund might be unable to sell the security at a time when a fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.
Market.     Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
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MORE INFORMATION ABOUT THE FUND (continued)

To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.
When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Zero-Coupon Bonds and Pay-in-Kind Securities.    Zero-coupon bonds and pay-in-kind securities may be subject to greater fluctuations in price from interest rate changes than conventional interest-bearing securities. A fund may have to pay out the imputed income on zero-coupon bonds without receiving the actual cash currency.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Fund, but are considered to be relevant to the Fund.
Counterparty.     The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.
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MORE INFORMATION ABOUT THE FUND (continued)

For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund's assets decrease. The fund's assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund's net asset value caused by volatility in the secondary markets for assets in which the fund invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.
Manager.    A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results.
11

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
12

MANAGEMENT OF THE FUND

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2013, Voya Investments managed approximately $51.6 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.
13

MANAGEMENT OF THE FUND (continued)

Management Fee
The Adviser receives an annual fee payable in monthly installments based on the Fund's average daily net assets. For the most recent fiscal year, the aggregate management fee is 0.51%.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund's annual shareholder report dated March 31, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Fund. The Adviser has ultimate responsibility, subject to the oversight of the Fund’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Fund and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Fund’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Fund the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Fund. Pursuant to the exemptive relief, the Adviser, with the approval of the Fund’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Fund’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Fund or add a new sub-adviser to the Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Fund and a change to the investment strategies of the Fund.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Fund’s shareholders.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2013, Voya IM managed approximately $81.2 billion in assets.
Voya High Yield Bond Fund
The following individuals are responsible for the day-to-day management of Voya High Yield Bond Fund.
Rick Cumberledge, CFA, Senior Portfolio Manager, joined Voya IM in 2007. Prior to that, Mr. Cumberledge was a senior high-yield credit analyst at Federated Investors (2001 – 2007).
Randall Parrish, CFA, serves as Senior Portfolio Manager and head of U.S. high-yield at Voya IM. Before being named a portfolio manager in 2007, Mr. Parrish served as a high-yield analyst focused on the media and retail/consumer sectors. Prior to joining Voya IM, Mr. Parrish was a corporate banker in leveraged finance with Sun Trust Bank and predecessors to Bank of America.
14

MANAGEMENT OF THE FUND (continued)

Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Fund.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to the Fund and receives an annual administrative services fee equal to 0.10% of the Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser or Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
15

CLASSES OF SHARES

CHOOSING A SHARE CLASS
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; and (3) the expenses you'll pay for the class. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The table below summarizes features of the Class of shares available through this Prospectus.
Class R
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.50% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
Distribution and Service (12b-1) Fees
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.
The Fund has adopted a 12b-1 Plan for Class R shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):
Fund	Class R
Voya High Yield Bond	0.50%
16

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.
The NAV per share each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares. When market quotations are not available or are deemed unreliable, the Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
17

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class R Shares
Class R shares may be purchased without a sales charge. Class R shares of the Fund are continuously offered to qualified retirement plans (“Retirement Plans”) including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans (“SEPs”), and other accounts or plans whereby Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible Retirement Plans for the purpose of funding qualified retirement plans. Please refer to the plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.
The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions. Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker-dealer or other financial intermediary (“Financial Service Firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a Retirement Plan's administrator or recordkeeper. Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services.
18

HOW TO BUY SHARES (continued)

Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.
Retirement Plans
The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
Class R shares do not require any minimum investment amount and there is no minimum for additional investments.
Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
19

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
20

HOW TO SELL SHARES (continued)

Payments
Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Telephone Orders
The Fund and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
Small Accounts
Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund's minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
21

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of the Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund. Additionally, Class L shares of Voya Money Market Fund may be exchanged for Class C shares of any other Voya mutual fund.
If you exchange shares of the Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
If you acquired Class L shares of Voya Money Market Fund through an exchange from Class C shares of an Voya mutual fund that were subject to a CDSC and then exchange your Class L shares of Voya Money Market Fund for Class C shares of another Voya mutual fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of Voya Money Market Fund will not count toward the CDSC holding period.
If you acquired Class L shares of Voya Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of Voya Money Market Fund into Class C shares of another Voya mutual fund, you will become subject to any CDSC that applies to the Voya mutual fund into which you exchange. The time you held your Class L shares of Voya Money Market Fund will not count toward the CDSC holding period of the Voya mutual fund into which you exchanged.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the Fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of the Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among Voya mutual funds and among classes of shares of the Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
22

HOW TO EXCHANGE SHARES (continued)

Systematic Exchange Privilege
Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.
23

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.
The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that the Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund's shares which negatively affects long-term shareholders.
The Fund's Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:
•	Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Fund's systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
•	Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund's policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
24

FREQUENT TRADING - MARKET TIMING (continued)

If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Fund reserves the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.
Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Fund's Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund's Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Fund will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
25

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an Voya mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular Voya mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from Voya. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.
The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an Voya entity, Voya may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
The Fund's Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.
Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.
The top firms we paid to sell our mutual funds as of the last calendar year are:
Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Capital One ShareBuilder, Inc.; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Fifth Third Securities, Inc.; ING Financial Partners, Inc.; ING Life Insurance and Annuity; ING Variable Annuity; Janney Montgomery Scott LLC; JPMorgan Clearing Corporation; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; MSCS Financial Services, LLC; National Financial Services LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, Inc.; and Wells Fargo Advisor.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.
26

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends daily and pays dividends consisting of ordinary income, if any, monthly.
To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund's shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.
The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, exempt interest dividends, and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.
The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
27

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

The Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
28

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
29

INDEX DESCRIPTION

The Barclays High Yield Bond - 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.
30

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information (except for the period ended September 30, 2013) has been derived from the Fund's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated March 31, 2013, are incorporated herein by reference. The information for the period ended September 30, 2013 is derived from the Fund's unaudited financial statement which is included in the Fund's semi-annual shareholder report dated September 30, 2013 and is available upon request.
Because Class R shares of the Fund had not commenced operations as of the fiscal year ended March 31, 2013, financial highlights for Class C shares are presented for the Fund. Annual returns would differ only to the extent that Class R and Class C shares have different expenses.
31

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)	Expenses net of all reductions/additions(2)	Net investment income (loss)(2)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya High Yield Bond Fund
Class C
09-30-13	8.34	0.19	(0.17)	0.02	0.19	—	—	0.19	—	8.17	0.27	1.77	1.85	1.85	4.67	13,480	30
03-31-13	7.80	0.44	0.53	0.97	0.43	—	—	0.43	—	8.34	12.85	1.81	1.85	1.85	5.43	14,354	109
03-31-12	7.81	0.46	(0.01)	0.45	0.46	—	—	0.46	—	7.80	6.05	1.89	1.85	1.85	6.00	12,727	100
03-31-11	7.38	0.50	0.44	0.94	0.49	—	0.02	0.51	—	7.81	13.22	1.88	1.85 †	1.85 †	6.66 †	11,938	87
03-31-10	5.52	0.57	1.89	2.46	0.58	—	0.02	0.60	—	7.38	45.82	1.99	1.85 †	1.85 †	8.40 †	11,038	103
03-31-09	7.89	0.58	(2.33)	(1.75)	0.49	—	0.13	0.62	—	5.52	(22.95)	2.00	1.85 †	1.85 †	8.57 †	7,101	75
See Accompanying Notes to Financial Highlights
32

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable.
(2)	Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
33

TO OBTAIN MORE INFORMATION
You'll find more information about the Fund in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Fund's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:
Voya Funds Trust	811-8895
Voya High Yield Bond Fund

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.voyainvestments.com/investor, click on the E-Delivery icon from the home page, follow the directions and complete the quick 4 Steps to Enroll.
You will be notified by e-mail when these communications become available on the Internet. Documents that are not available on the Internet will continue to be sent by mail.
PRO-46401008	(0514-050114)

July 31, 2013, as supplemented May 1, 2014
Prospectus
•	Voya Intermediate Bond Fund
Class/Ticker: R6/IIBZX
•	Voya Short Term Bond Fund
Class/Ticker: R6/IGZAX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya Intermediate Bond Fund  (formerly, ING Intermediate Bond Fund)
INVESTMENT OBJECTIVE
The Fund seeks to maximize total return through income and capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.17%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses[1]	0.07%
Acquired Fund Fees and Operating Expenses	0.01%
Total Annual Fund Operating Expenses[2]	0.35%
Waivers and Reimbursements[3]	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.35%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.50% through August 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$36	113	197	443
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 490% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of purchase, are rated investment-grade (e.g., rated at least BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or are of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
Although the Fund may invest a portion of its assets in high-yield (high risk) debt instruments, commonly referred to as “junk bonds,” rated below investment-grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment-grade. Generally, the sub-adviser (“Sub-Adviser”) maintains a dollar-weighted average duration between three and ten years. Duration is the most commonly used measure of risk in debt instruments as it incorporates multiple features of the debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt security to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of five years would be expected to rise approximately 5% if interest rates drop by one percentage point.
The Fund may also invest in: preferred stocks; high quality money market instruments; municipal bonds; debt instruments of foreign issuers (including those located in emerging market
Voya Intermediate Bond Fund
1

countries); securities denominated in foreign currencies; foreign currencies; mortgage-backed and asset-backed securities; bank loans and floating rate secured loans (“Senior Loans”); and derivatives including futures, options, and swaps involving securities, securities indices and interest rates, which may be denominated in the U.S. dollar or foreign currencies. The Fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund.
The Fund may seek to obtain exposure to the securities in which it invests by entering into a series of purchase and sale contracts or through other investment techniques such as buy backs and dollar rolls.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser believes that relationships between the drivers of debt instrument returns change over time and that recognizing this is key to managing debt instrument assets. Therefore, the Sub-Adviser employs a dynamic investment process that balances top-down macro economic considerations and fundamental bottom-up analysis during the steps of its investment process - sector allocation, security selection, duration and yield curve management. This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security
2
Voya Intermediate Bond Fund

is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations    The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund had not commenced operations as of the calendar year ended December 31, 2012, the following bar chart shows the changes in the Fund's Class A shares' performance from year to year, and the table compares the Fund's Class A shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class A shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, Class R6 shares' performance would be higher than Class A shares' performance because of the higher expenses paid by Class A shares. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Voya Intermediate Bond Fund
3

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 3rd, 2009, 7.77% and Worst quarter: 3rd, 2008, -5.12%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: -2.20%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class A before taxes	%	6.13	4.96	4.41	12/15/98
After tax on distributions	%	4.42	2.91	2.57	—
After tax on distributions with sale	%	3.96	2.98	2.64	—
BAB Index[1]	%	4.21	5.95	5.18	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers, CFA Portfolio Manager (since 01/09)	Matthew Toms, CFA Portfolio Manager (since 08/10)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
4
Voya Intermediate Bond Fund

Voya Short Term Bond Fund  (formerly, ING Short Term Bond Fund)
INVESTMENT OBJECTIVE
The Fund seeks maximum total return.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		R6
Management Fee	%	0.35
Distribution and/or Shareholder Services (12b-1) Fees	%	None
Administrative Services Fee	%	0.10
Other Expenses[1]	%	0.14
Acquired Fund Fees and Expenses	%	0.01
Total Annual Fund Operating Expenses[2]	%	0.60
Waivers and Reimbursements[3]	%	(0.12)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	0.48
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.47% through August 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days prior to the end of the then current agreement or upon termination of the advisory agreement and is subject to recoupment by the adviser within three years.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs
R6	Sold or Held	$49	180
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-year period.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal period from December 19, 2012 through March 31, 2013, the Fund's portfolio turnover rate was 85% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowing for investment purposes) in a diversified portfolio of bonds or derivative instruments having economic characteristics similar to bonds. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The average dollar-weighted maturity of the Fund will not exceed 3 years. Because of the Fund's holdings in asset-backed, mortgage-backed and similar securities, the Fund's average dollar-weighted maturity is equivalent to the average weighted maturity of the cash flows in the securities held by the Fund given certain prepayment assumptions (also known as weighted average life).
The Fund invests in non-government issued debt securities, issued by companies of all sizes, rated investment-grade, but may also invest up to 10% of its total assets in high yield securities, (commonly referred to as “junk bonds,”) rated B or better by Moody’s Investors Service, Inc. (“Moody’s”) or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or by Fitch Ratings (“Fitch”) or, if not rated by Moody’s, S&P or Fitch, if the sub-adviser (“Sub-Adviser”) determines at the time of purchase that they are of comparable quality. Money market securities must be rated in the two highest rating categories by Moody’s (P-1 or P-2), S&P (A-1+, A-1 or A-2) or Fitch (A-1+, A-1 or A-2), or determined, at the time of purchase, to be of comparable quality by the Sub-Adviser.
The Fund may also invest in: preferred stocks; U.S. government securities, securities of foreign governments, and supranational organizations; mortgage-backed and asset-backed debt securities; municipal bonds, notes, and commercial paper; and debt securities of foreign issuers. The Fund may engage in dollar roll transactions and swap agreements, including credit default swaps. The Fund may use options and futures contracts involving securities, securities indices and interest rates to hedge against market risk, to enhance returns, and as a substitute for taking a position in the underlying asset.
Voya Short Term Bond Fund
5

In addition, private placements of debt securities (which are often restricted securities) are eligible for purchase along with other illiquid securities.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser believes that relationships between the drivers of fixed-income returns change over time and that recognizing this is key to managing fixed-income assets. Therefore, the Sub-Adviser employs a dynamic investment process that balances top-down macro economic considerations and fundamental bottom-up analysis during the steps of its investment process - sector allocation, security selection, duration and yield curve management. This includes leveraging proprietary qualitative analysis along with quantitative tools throughout the portfolio construction process.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities,
6
Voya Short Term Bond Fund

an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Municipal Obligations    The municipal market in which the Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
Because the Fund did not have a full calendar year of operations as of December 31, 2012, there is no annual performance information included.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers, CFA Portfolio Manager (since 05/13)	Matthew Toms, CFA Portfolio Manager (since (12/12)
Voya Short Term Bond Fund
7

PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
8
Voya Short Term Bond Fund

KEY FUND INFORMATION

This Prospectus contains information about the Funds and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Funds' Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Funds.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Funds. You should be aware that a Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of a Fund can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Funds. So long as the Funds accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Each Fund is a series of Voya Funds Trust (formerly, ING Funds Trust) (“Trust”), a Delaware statutory trust. Each Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Funds have adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
Fund Diversification
Each Fund is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Funds are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Fund in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to a Fund anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Fund invests defensively, it may not achieve its investment objective. A Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
9

KEY FUND INFORMATION (continued)

Shareholder Reports
Each Fund's fiscal year ends March 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.
10

MORE INFORMATION ABOUT THE FUNDS

Additional Information About the Investment Objectives
Each Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. A Fund will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Funds will achieve their respective investment objectives.
Additional Information About Principal Investment Strategies
For a complete description of each Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Funds may invest in these securities or use these techniques as part of the Funds' principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Funds' principal investment strategies.
The discussions below expand on the risks included in a Fund's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.
Call.     During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Credit.     Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Credit Default Swaps.    A fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, a fund pays a fee to protect against the risk that a security held by the fund will default. As a seller of the swap, a fund receives payment(s) in return for its obligation to pay the counterparty the full notional value of a security in the event of a default of the security issuer. As a seller of a swap, a fund would effectively add leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional value of the swap. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks.  Certain standardized swaps are subject to mandatory central clearing.  Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Currency.     To the extent that a fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund's assets.
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Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund and reduce its returns. Derivatives may not perform as expected, so a fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.
Foreign Investments.    To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
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Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund investments, adversely affect values, and increase a fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.
Liquidity.    If a security is illiquid, a fund might be unable to sell the security at a time when a fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.
Market.     Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund to achieve its investment objectives.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Municipal Obligations.    The municipal market in which a fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely
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MORE INFORMATION ABOUT THE FUNDS (continued)

affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by a fund later than expected, which may decrease the value of the obligation and prevent the fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.
When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the
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U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Fund, but are considered to be relevant to the Fund.
Counterparty.     The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund's assets decrease. The fund's assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund's net asset value caused by volatility in the secondary markets for assets in which the fund invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.
Manager.     A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's
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MORE INFORMATION ABOUT THE FUNDS (continued)

growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of each Fund's policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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MANAGEMENT OF THE FUNDS

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. Voya Investments has overall responsibility for the management of the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of June 30, 2013, Voya Investments managed approximately $48.3 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders of each Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.
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Management Fees
The Adviser receives an annual fee for its advisory services to the Funds payable in monthly installments based on the average daily net assets of the Funds.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets.
Management Fee
Voya Intermediate Bond Fund	0.17%
Voya Short Term Bond Fund	0.35%
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Funds' annual shareholder report dated March 31, 2013.
Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Funds. The Adviser has ultimate responsibility, subject to the oversight of the Funds’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Funds and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Funds’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Funds the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Funds. Pursuant to the exemptive relief, the Adviser, with the approval of the Funds’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Funds’ assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of a Fund or add a new sub-adviser to a Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Fund and a change to the investment strategies of the Fund.
Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Fund’s shareholders.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2013, Voya IM managed approximately $73.1 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Funds.
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Christine Hurtsellers, CFA, Portfolio Manager, has been with Voya IM since 2005 and leads the fixed-income business for Voya IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.
Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets. Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to each Fund and receives an annual administrative services fee equal to 0.10% of each Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of each Fund other than the investment advisory services performed by the Adviser and Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds. The Administrator provides each Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
20

CLASS OF SHARES

CHOOSING A SHARE CLASS
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of a Fund; (2) the amount of your investment; and (3) the expenses you'll pay for each class. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the class of shares available through this Prospectus.
Class R6
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size*	$1,000,000/$1,000,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
* The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. Please refer to the section of this Prospectus entitled “How to Buy Shares” for further details.
Please refer to the minimum investments table on page 24 for additional information.
21

HOW SHARES ARE PRICED

The NAV per share of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Funds (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares. When market quotations are not available or are deemed unreliable, a Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
22

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Funds, the Distributor, or a third-party selling you the Funds, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Funds, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Funds reserve the right to suspend the offering of shares or to reject any specific purchase order. The Funds may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class R6 Shares
Class R6 shares may be purchased without a sales charge. Class R6 shares are offered to the following investors, provided that these investors do not require a Fund or an affiliate of a Fund (including the Fund’s Adviser and any affiliate of the Adviser) to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares: (1) qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator); (2) non-qualified deferred compensation plans; (3) other Funds in the Voya family of funds; and (4) other institutional investors (including, for example, endowment funds and foundations) that: (a) meet a $1 million minimum initial investment requirement and ( b) hold interests in the relevant Fund through a single plan level account held directly through the Fund and not traded through an intermediary. Such availability will be subject to management's determination of appropriateness of investment in Class R6 shares.
Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans. Class R6 shares also are not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.
In addition to the above investors, certain existing Class I shareholders of a Fund may exchange all of their Class I shares for Class R6 shares of the Fund within one year after the commencement of operations of Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated above; and (2) the shareholder does not require the Fund or an affiliate of the Fund to make, and the Fund or affiliate (including
23

HOW TO BUY SHARES (continued)

the Fund's adviser and any affiliate of the adviser) does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Certain institutional accounts	R6	$1,000,000	No minimum
Certain retirement plans	R6	None	No minimum
Non-qualified deferred compensation plan	R6	None	No minimum
Certain omnibus accounts	N/A	N/A	N/A
Pre-Authorized Investment Plan	N/A	N/A	N/A
The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans.
24

HOW TO BUY SHARES (continued)

Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R6 shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
25

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, a Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
26

HOW TO SELL SHARES (continued)

Payments
Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
Each Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at its then current market value equal to the redemption price. In such a case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Small Accounts
Due to the relatively high cost of handling small investments, a Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than a Fund's minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
27

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of a Fund for shares of the same class of any Voya mutual fund, except for Voya Corporate Leaders Trust Fund, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange.
In addition, certain existing Class I shareholders of a Fund may exchange their Class I shares for Class R6 shares of the Fund within one year after the commencement of operations of Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated in the section of this Prospectus entitled “How to Buy Shares”; and (2) the shareholder does not require the Fund or an affiliate (including the Fund’s Adviser and any affiliate Adviser) of the Fund to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same Fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of a Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among Voya mutual funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
28

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.
The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Funds. However, to the extent that a Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Funds' shares which negatively affects long-term shareholders.
The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Funds prohibit frequent trading. The Funds have defined frequent trading as follows:
•	Any shareholder or financial adviser who initiated exchanges among all their accounts with the Funds within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
•	Transactions subject to the trading policy of an intermediary that the Funds deem materially similar to the Funds' policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
29

FREQUENT TRADING - MARKET TIMING (continued)

If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Funds reserve the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Funds' Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds. There is no assurance that the Funds' Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
30

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. No dealer compensation is paid from the sale of Class R6 shares of a Fund. Class R6 shares do not have sales commissions, pay 12b-1 fees, or make payments to financial intermediaries/broker-dealers for assisting the Distributor in promoting the sales of a Fund's shares. In addition, neither a Fund nor its affiliates make any type of administrative, service, or revenue sharing payments in connection with Class R6 shares.
31

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any annually. Each Fund also declares dividends daily and pays dividends consisting of ordinary income, if any, monthly.
To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of a Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. The following assumes that each Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Funds with your tax advisor.
The Funds will distribute all, or substantially all, of their net investment income and net capital gains to their shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, exempt interest dividends, and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by a Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.
Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
32

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

Each Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in a Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, a Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through a Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
33

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of a Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
34

INDEX DESCRIPTION

The Barclays U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, investment-grade U.S. government, mortgage-backed, asset-backed, and corporate debt securities.
35

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Fund's shares' financial performance for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Funds (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated March 31, 2013, are incorporated herein by reference.
Because Class R6 shares of the Funds had not commenced operations as of the fiscal year ended March 31, 2013, financial highlights for Class A shares are presented for the Funds. Annual returns would differ only to the extent that Class R6 and Class A shares have different expenses.
36

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Intermediate Bond Fund
Class A
03-31-13	9.90	0.34	0.33	0.67	0.48	—	—	0.48	—	10.09	6.83	0.70	0.70	0.70	3.38	301,544	490
03-31-12	9.53	0.38	0.42	0.80	0.43	—	—	0.43	—	9.90	8.61	0.68	0.68	0.68	3.99	293,277	500
03-31-11	9.23	0.47 •	0.26	0.73	0.43	—	—	0.43	—	9.53	8.00	0.68	0.68 †	0.68 †	4.97 †	316,000	384
03-31-10	8.31	0.45 •	1.09	1.54	0.62	—	—	0.62	—	9.23	18.95	0.71	0.69 †	0.69 †	5.04 †	348,871	540
03-31-09	10.13	0.45	(1.60)	(1.15)	0.45	0.22	—	0.67	—	8.31	(11.65)	0.72	0.70 †	0.70 †	4.84 †	471,185	674
Voya Short Term Bond Fund
Class A
12-19-12 (4) - 03-31-13	10.00	0.02	(0.01)	0.01	0.00*	—	—	0.00*	—	10.01	0.13	2.39	0.80	0.80	0.63	4	85
See Accompanying Notes to Financial Highlights
37

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
38

TO OBTAIN MORE INFORMATION
You'll find more information about the Funds in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:
Voya Funds Trust	811-8895
Voya Intermediate Bond Fund Voya Short Term Bond Fund

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.voyainvestments.com/investor, click on the E-Delivery icon from the home page, follow the directions and complete the quick 4 Steps to Enroll.
You will be notified by e-mail when these communications become available on the Internet. Documents that are not available on the Internet will continue to be sent by mail.
PRO-08895-R6	(0514-050114)

July 31, 2013, as supplemented May 1, 2014
Prospectus
•	Voya Strategic Income Fund
Class/Ticker: A/ISIAX; C/ISICX; I/IISIX; R/ISIRX; W/ISIWX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya Strategic Income Fund  (formerly, ING Strategic Income Fund)
INVESTMENT OBJECTIVES
The Fund seeks a high level of current income. Long-term capital appreciation is a secondary objective.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 26) or the Statement of Additional Information (page 144).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	2.50	None [1]
C	None	1.00
I	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	C	I	R	W
Management Fees	%	0.55	0.55	0.55	0.55	0.55
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	None	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	2.88	2.88	2.68	2.88	2.88
Acquired Fund Fees and Expenses	%	0.33	0.33	0.33	0.33	0.33
Total Annual Fund Operating Expenses[2]	%	4.11	4.86	3.66	4.36	3.86
Waivers and Reimbursements[3]	%	(2.96)	(2.96)	(2.96)	(2.96)	(2.96)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.15	1.90	0.70	1.40	0.90
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.15%, 1.90%, 0.70%, 1.40%, and 0.90% for Class A, Class C, Class I, Class R, and Class W shares, respectively, through August 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses, fees and expenses of borrowings. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$364	1,204	2,059	4,263
C	Sold	$293	1,196	2,203	4,731
	Held	$193	1,196	2,203	4,731
I	Sold or Held	$72	845	1,640	3,721
R	Sold or Held	$143	1,052	1,973	4,327
W	Sold or Held	$92	905	1,736	3,899
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-year period.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal period from November 2, 2012 through March 31, 2013, the Fund's portfolio turnover rate was 193% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in a combination of Underlying Funds which are actively managed funds that invest in domestic and foreign (including emerging markets) fixed-income instruments, floating rate loans, and other floating rate debt instruments. In addition to investing in these Underlying Funds, the Fund invests directly in fixed-income securities, including investment-grade securities and below investment-grade securities, commonly referred to as “junk bonds,” asset-backed securities, and mortgage-backed securities.
Fixed-income instruments in which the Underlying Funds may also invest include bonds, debt securities, and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Debt securities may include, without
Voya Strategic Income Fund
1

limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances and money market instruments, including money market funds denominated in U.S. dollars or other currencies. Floating rate loans and other floating rate debt instruments include floating rate bonds, floating rate notes, floating rate debentures, and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities.
The Fund may also invest in derivatives, including options, futures, swaps (including interest rate swaps, total return swaps, and credit default swaps), and currency forwards, as a substitute for taking a position in an underlying asset, to make tactical asset allocations, seek to minimize risk, to enhance returns, and/or assist in managing cash.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect the Fund's or an Underlying Fund's performance or cause the Fund or an Underlying Fund to lose money or to underperform market averages of other funds. The value of your investment in the Fund will also change with the values of the Underlying Funds and their investments.
Asset Allocation    The success of the Fund's strategy depends on the Adviser's or Sub-Adviser's skill in allocating Fund assets between the asset classes and in choosing investments within those categories. There is a risk that the Fund may allocate assets to an asset class that underperforms other asset classes.
Call    During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund or an Underlying Fund would experience a decline in income.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund or an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund or an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so the Fund or an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund or an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund or the Underlying Funds experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments.
Interest in Loans    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although
2
Voya Strategic Income Fund

loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Leverage    Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies, include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase the Fund or an Underlying Fund's expenses and increase the impact of the the Fund or an Underlying Fund's other risks.
Liquidity    If a security is illiquid, the Fund or an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund or an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund or an Underlying Fund could realize upon disposition. The Fund or an Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund or an Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund or an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund or an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by the Fund or an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund and a proportionate share of the expenses of each Underlying Fund.
Prepayment and Extension    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund or an Underlying Fund later than expected which may decrease the value of the obligation and prevent the Fund or an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment
Voya Strategic Income Fund
3

of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Sovereign Debt    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
Because the Fund did not have a full calendar year of operations as of December 31, 2012, there is no annual performance information included.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christine Hurtsellers, CFA Portfolio Manager (since 11/12)	Matthew Toms, CFA Portfolio Manager (since 11/12)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	R	W
Non-retirement accounts	$1,000	250,000	—	1,000
Retirement accounts	$250	250,000	—	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	—	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
4
Voya Strategic Income Fund

KEY FUND INFORMATION

This Prospectus contains information about the Fund and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Fund's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Fund.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Fund. You should be aware that the Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Fund can be expected to vary from those of other Voya mutual funds.
The Fund is a series of Voya Funds Trust (formerly, ING Funds Trust) (“Trust”), a Delaware statutory trust. The Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”). Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or “Sub-Adviser”) is the Sub-Adviser to the Fund.
The Adviser and the Sub-Adviser are indirect, wholly-owned subsidiaries of Voya Financial, Inc. For more information about the Fund, the Adviser and the Sub-Adviser, please read “Management of the Fund” later in this Prospectus and the SAI.
Conflicts of Interest
The Adviser and Sub-Adviser have the authority to select and substitute Underlying Funds. The Adviser and Sub-Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to them by some Underlying Funds are higher than fees paid by other Underlying Funds. However, the Adviser and Sub-Adviser have a fiduciary duty to the Fund and are legally obligated to act in the Fund's best interests when selecting Underlying Funds.
In making decisions on the allocation of the assets of the Fund among the Underlying Funds, the Adviser and Sub-Adviser are subject to several conflicts of interest because they serve as the Adviser and Sub-Adviser to the Fund and to one or more of the Underlying Funds. These conflicts could arise because the Adviser and Sub-Adviser or their affiliates earn higher net advisory fees (the advisory fee received less any sub-advisory fee paid and fee waivers or expense subsidies) on some of the Underlying Funds than others. For example, where the Underlying Funds have a sub-adviser that is affiliated with the Adviser or Sub-Adviser, the entire advisory fee is retained by a Voya company. Even where the net advisory fee is not higher for Underlying Funds sub-advised by an affiliate of the Adviser or Sub-Adviser, the Adviser and Sub-Adviser may have an incentive to prefer affiliated sub-advisers for other reasons, such as increasing assets under management or supporting new investment strategies, which in turn would lead to increased income to Voya. Further, the Adviser and Sub-Adviser may believe that redemption from an Underlying Fund will be harmful to that Underlying Fund, the Adviser and Sub-Adviser or an affiliate. Therefore, the Adviser and Sub-Adviser may have incentives to allocate and reallocate in a fashion that would advance their own economic interests, the economic interests of an affiliate or the interests of an Underlying Fund rather than the Fund.
The Adviser has developed an investment process using a Sub-Adviser that it believes will ensure the Fund is managed in the best interests of the shareholders of the Fund. Further, the Adviser and Sub-Adviser have adopted various policies and procedures that are intended to identify, monitor and address actual or potential conflicts of interest. Nonetheless, investors bear the risk that the Adviser's and Sub-Adviser's allocation decisions may be affected by their conflicts of interest.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Fund Diversification
The Fund is diversified, as such term is defined in the Investment Company Act of 1940 as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
5

KEY FUND INFORMATION (continued)

Investor Diversification
Although the Fund is designed to serve as a component of a diversified investment portfolio of securities, and an investor may achieve the same level of diversification by investing directly in a variety of Underlying Funds, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Fund in the context of your personal financial situation, investment objectives, and other investments. For more information about the Underlying Funds in which the Fund invests, please see “Key Information About the Underlying Funds” later in this Prospectus.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to the Fund or an Underlying Fund anticipates unusual market, economic, political, or other conditions, the Fund or Underlying Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Fund or Underlying Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Fund or Underlying Fund invests defensively, it may not achieve its investment objective. The Fund's or Underlying Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Fund's fiscal year ends March 31. The Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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Additional Information About the Investment Objective
The Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. The Fund will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Fund will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus. The Fund also invests in a combination of Underlying Funds that, in turn, invest directly in a wide range of stocks and fixed-income securities of various types and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Fund is designed to meet the needs of investors who wish to seek exposure to various types of stocks and fixed-income securities of various types through a single diversified investment.
Performance of the Fund Will Vary
The performance of the Fund also depends upon the performance of the asset classes in which it invests, which are affected by changes in the economy and financial markets. We note that exposure to the asset classes can be achieved through investment in Underlying Funds, and the value of the Fund changes as the asset values of the Underlying Funds the Fund holds go up or down. The value of your Fund shares will fluctuate and may be worth more or less than the original cost. The timing of your investment may also affect performance.
Additional Information About the Fund's Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses.
Below is a discussion of the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the adviser or sub-adviser of the Fund can decide whether to use them. The Fund may invest in these securities or use these techniques as part of its principal investment strategies. However, the adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategies.
As we note in this Prospectus, when the Fund invests in Underlying Funds to gain exposure to asset classes in which it may invest, the Fund's performance will be affected by the investment techniques implemented by the Underlying Funds. Therefore, the discussion below also applies to an Underlying Fund's investments.
For more information about principal risks that apply only to the Underlying Funds, please see “Key Information About the Underlying Funds.”
Asset Allocation.    The success of a fund's strategy depends on the adviser's or sub-adviser's skill in allocating fund assets between the asset classes in which the fund invests and in choosing investments within those categories. There is a risk that a fund may allocate assets to an asset class that underperforms other asset classes.
Call.     During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond's maturity date. If forced to invest the unanticipated proceeds at lower interest rates, a fund or an Underlying Fund would experience a decline in income.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
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The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, an Underlying Fund could lose money. An Underlying Fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the Underlying Fund's returns.
Credit.     Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency.     To the extent that a fund or an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund or an Underlying Fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of a fund or an Underlying Fund's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose an Underlying Fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of an Underlying Fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by an Underlying Fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on an Underlying Fund; thus exaggerating any increase or decrease in the net asset value of an Underlying Fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause an Underlying Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. An Underlying Fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains to an Underlying Fund.
Foreign Investments/Developing and Emerging Markets.    To the extent a fund or an Underlying Fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary
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receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
High-Yield Securities.    Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.” High-yield securities are subject to greater levels of credit and liquidity risks. High-yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk. The prices of high-yield securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High-yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high-yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high-yield securities.
Interest in Loans.    The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A large rise in interest rates could increase this risk. Although loans are generally fully collateralized when purchased, the collateral may become illiquid or decline in value. Many loans themselves carry liquidity and valuation risks.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund investments, adversely affect values, and increase a fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Leverage.     Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed-delivery or forward-commitment transactions. The use of certain derivatives may also increase leveraging risk. The use of leverage may increase a fund or an Underlying Fund's expenses and increase the impact of a fund or an Underlying Fund's other risks. The use of leverage may exaggerate any increase or decrease in the net asset value of a fund or an Underlying Fund. To mitigate leveraging risk, a fund or an Underlying Fund will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a fund or an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause a fund or an Underlying Fund to be more volatile than if a fund or an Underlying Fund had not been leveraged.
Liquidity.     If a security is illiquid, a fund or an Underlying Fund might be unable to sell the security at a time when the Underlying Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund or an Underlying Fund could realize upon disposition.
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A fund or an Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund or an Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Underlying Fund.
Market.     Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund or an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mortgage- and/or Asset-Backed Securities.    Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities held by a fund or an Underlying Fund may impair the value of the securities. There may be limitations on the enforceability of any security interest granted with respect to those underlying assets. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments. Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.
During an economic downturn, the mortgages, commercial or consumer loans, trade or credit card receivables, installment purchase obligations, leases, or other debt obligations underlying an asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans which may cause the valuation of such securities to be more volatile and may reduce the value of such securities. These risks are particularly heightened for investments in asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because a fund or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of a fund and a proportionate share of the expenses of the Underlying Fund.
Other investment companies include exchange-traded funds (“ETFs”) and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Prepayment and Extension.    Prepayment risk is the risk that principal on mortgages or other loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an
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obligation held by a fund or an Underlying Fund later than expected, which may decrease the value of the obligation and prevent a fund or an Underlying Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund or an Underlying Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund or an Underlying Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a fund or an Underlying Fund may lend securities to financial institutions that are believed to be creditworthy by its adviser. When lending securities, a fund or an Underlying Fund will receive cash or U.S. government securities as collateral.
When a fund or an Underlying Fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and a fund or an Underlying Fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund or an Underlying Fund will minimize investment risk by limiting the investment of cash collateral to high quality instruments of short maturity.
A fund or an Underlying Fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund or an Underlying Fund will be protected to the extent a fund or an Underlying Fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund or an Underlying Fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
Sovereign Debt.    These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Fund, but are considered to be relevant to the Fund.
Counterparty.     The entity with which a fund or an Underlying Fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund or the Underlying Fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, a fund or an Underlying Fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Duration.     One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
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Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fund's Acquired Fund Fees and Expenses increase as a result of the decrease in the Underlying Funds' assets. The Underlying Funds' assets may decrease and Underlying Funds expense ratios increase for many reasons, including volatility in the Underlying Funds' net asset value caused by volatility in the secondary markets for assets in which the Underlying Funds invests.
Manager.     A fund, and each Underlying Fund (except index funds), is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund or an Underlying Fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS

The Fund seeks to meet its investment objectives by also allocating its assets among the Underlying Funds. Because the Fund invests in the Underlying Funds, shareholders will be affected by the investment strategies of each Underlying Fund. Information is provided below as of the date of this Prospectus regarding each Underlying Fund, including its investment adviser, sub-adviser, investment objective, main investments and main risks. This information is intended to provide potential investors in the Fund with information that they may find useful in understanding the investment history and risks of the Underlying Funds.
You should note that the adviser or sub-adviser (if applicable) may or may not invest in each of the Underlying Funds listed. Further, over time, the Fund will alter its allocation of assets among the Underlying Funds and may add or remove Underlying Funds that are considered for investment. Therefore, it is not possible to predict the extent to which the Fund will be invested in each Underlying Fund at any one time. As a result, the degree to which the Fund may be subject to the risks of a particular Underlying Fund will depend on the extent to which the Fund has invested in the Underlying Fund.
Underlying Fund: Voya Emerging Markets Corporate Debt Fund (formerly, ING Emerging Markets Corporate Debt Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of corporate issuers in emerging market countries. The fund may invest in all types of foreign and emerging market fixed-income and floating rate debt instruments and will invest primarily in fixed-income and floating rate debt instruments of corporations. The fund's holdings may be denominated in U.S. dollars and foreign currencies. The fund's investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. The fund may also invest in other types of securities including, but not limited to, fixed-income and floating rate debt instruments of non-emerging market foreign issuers. The fund may concentrate its portfolio investments under certain circumstances. Generally, the fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the fund may invest between 25% and 35% of its total assets (or such other percentage to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder) in the securities of any one industry group or group of industries, if at the time of investment, that industry or group of industries represents 20% or more of the fund's primary benchmark index. The fund's primary benchmark index is the J.P. Morgan Corporate Emerging Markets Bond Index Diversified. As of the date of its prospectus, the primary benchmark index was concentrated in the banking industry and the fund is concentrated in the banking industry. Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies. In addition, the fund may invest in dividend-paying convertible stocks and convertible bonds, and preferred stocks. Emerging market countries include most countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The fund may invest in companies of any market capitalization. The fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the 1940 Act. The fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”). The fund normally expects to maintain a weighted average portfolio duration of between 4 and 10 years. The fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and
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KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

forward contracts, and swap agreements (including total return, interest rate, credit default, and currency swaps); credit linked notes, structured notes and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies. Currency hedging to the U.S. dollar is permitted, but not required. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase. The fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, concentration, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, issuer non-diversification, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, and securities lending.

Underlying Fund: Voya Emerging Markets Hard Currency Debt Fund (formerly, ING Emerging Markets Hard Currency Debt Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of governments (“Sovereigns”) and governmental entities, agencies, and other issuers the obligations of which are guaranteed by Sovereigns (“Quasi-Sovereigns”) of emerging market countries which are denominated in U.S. dollars and foreign hard currencies. Hard currencies are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The fund's investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the 80% policy. The fund may also invest up to 20% of its assets in fixed-income and floating rate debt instruments of emerging market companies denominated in U.S. dollars and foreign hard currencies. Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments issued by Sovereigns, Quasi-Sovereigns, and companies denominated in hard currency. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies. Emerging market countries include most countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The fund may invest in companies of any market capitalization. The fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”). The fund normally expects to maintain a weighted average portfolio duration of between 4 and 10 years. The fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, and credit default swaps); credit linked notes, structured notes, and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies. The fund may invest up to 20% of its net assets in fixed-income and floating rate debt instruments
14

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

denominated in U.S. dollars and foreign currencies that do not meet the criteria of hard currencies, including currencies issued by emerging market countries. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase. The fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, issuer non-diversification, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: Voya Emerging Markets Local Currency Debt Fund (formerly, ING Emerging Markets Local Currency Debt Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return through a combination of current income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in fixed-income and floating rate debt instruments of issuers in emerging market countries which are denominated in emerging market currencies; and in derivative instruments that provide investment exposure to such securities. The fund normally invests primarily in fixed-income and floating rate debt instruments that are issued by governments, governmental agencies, supranational organizations, and corporations. Fixed-income and floating rate debt instruments include bonds, debt securities, and other similar instruments issued by governments, governmental agencies, supranational organizations,and corporations denominated in U.S. dollars, foreign hard currencies, and emerging market currencies. Debt securities may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans and related assignments and participations, corporate debt, asset-backed securities, bank certificates of deposit, fixed time deposits, bankers' acceptances, and money market instruments including money market funds denominated in U.S. dollars or other currencies. Emerging market countries include most countries in the world except Australia, Austria, Belgium, Canada, Cyprus, Denmark, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Japan, Malta, The Netherlands, New Zealand, Norway, Portugal, Slovakia, Slovenia, Spain, Sweden, Switzerland, the United Kingdom, and the United States. An emerging market issuer is one: (i) that is organized under the laws of, or has a principal place of business in an emerging market country; (ii) where the principal securities market is in an emerging market country; (iii) that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in emerging market countries; or (iv) at least 50% of the assets of which are located in emerging market countries. The fund may invest in companies of any market capitalization. The fund may engage in leveraging by borrowing money and investing the proceeds of such loans in portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may invest in obligations of any credit quality and may invest without limit in debt securities that are below investment-grade (commonly referred to as “junk bonds”). While the fund expects to maintain a weighted average portfolio duration of between 2 and 6 years, there are no maturity restrictions on the overall portfolio. The fund may utilize various derivative instruments and related strategies for various purposes, including, to increase or decrease exposure to a particular market, segment of the market, or security; to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. The fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, and swap agreements (including total return, interest rate, credit default, and currency swaps); credit linked notes, structured notes, and other related instruments with respect to individual bonds and other securities; indices and baskets of securities; interest rates; and currencies as part of its principal investment strategies. Currency hedging into the U.S. dollar is permitted, but not required, and the fund will be heavily exposed to foreign currencies. The fund is permitted to take short positions in currencies (including the U.S. dollar). In addition, the fund may use currency forwards, interest rate swaps, and futures in order to take long or short positions with respect to its exposure to a particular country, subject to the fund's restrictions on currency forwards, futures, and swaps. The fund may also invest up to 20% of its assets in fixed-income and floating rate debt instruments denominated in U.S. dollars and
15

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

foreign currencies that do not meet the criteria of local currencies, including currencies issued by emerging market countries. The fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer. The fund may also invest a large percentage of its assets in a small number of countries or in a particular region. The fund will not invest more than 25% of its net assets in any one emerging market country as measured at the time of purchase. The fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, convertible securities, credit, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest in loans, interest rate, issuer non-diversification, leverage, liquidity, market, market capitalization, mortgage- and/or asset-backed securities, other investment companies, prepayment and extension, securities lending, and sovereign debt.

Underlying Fund: Voya Floating Rate Fund (formerly, ING Floating Rate Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: High level of current income.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar denominated floating rate loans and other floating rate debt instruments, including: floating rate bonds; floating rate notes; money market instruments with a remaining maturity of 60 days or less; floating rate debentures; and tranches of floating rate asset-backed securities, including structured notes, made to, or issued by, U.S. and non-U.S. corporations or other business entities (collectively “Floating Rate Debt”). The fund normally invests substantially in floating rate loans. The fund generally invests in below investment-grade floating rate loans that either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower's assets) that the sub-adviser believes justify treatment as senior debt. The fund may invest in floating rate loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Although the fund has no restrictions on investment maturity, normally the floating rate loans will have remaining maturities of ten years or less. The fund may invest in the following derivative instruments: interest rate swaps and futures or forward contracts. The fund may invest up to 20% of its assets, measured at the time of purchase, in a combination of one or more of the following types of U.S. dollar denominated investments: senior or subordinated fixed rate debt instruments, including notes and bonds, whether secured and unsecured; equity securities: (i) as an incident to the purchase or ownership of Floating Rate Debt or fixed rate debt instruments; (ii) in connection with a restructuring of a borrower or issuer or its debt; or (iii) if the fund already owns Floating Rate Debt or a fixed rate debt instrument of the issuer of such equity; short-term debt obligations, repurchase agreements, cash and cash equivalents that do not otherwise qualify as Floating Rate Debt; and other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder.
Main Risks: Credit for floating rate loan funds, demand for loans, derivative instruments, equity securities incidental to investments in loans, foreign investments for floating rate loan funds, high-yield securities, interest in loans, interest rate for floating rate loan funds, leverage for floating rate loan funds, limited secondary market for floating rate loans, liquidity for floating rate loan funds, other investment companies, prepayment and extension for floating rate loans, and valuation of loans.

Underlying Fund: Voya High Yield Bond Fund (formerly, ING High Yield Bond Fund)
Investment Adviser: Voya Investments, LLC
Sub-Adviser: Voya Investment Management Co. LLC
Investment Objective: High level of current income and total return.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of high-yield (high risk) bonds, commonly referred to as “junk bonds.” High-yield bonds are debt securities that, at the time of purchase, are not rated by a Nationally Recognized Statistical Rating Organization (“NRSRO”)
16

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

or are rated below investment-grade (for example, rated below BBB- by Standard & Poor’s Ratings Services or Baa3 by Moody’s Investors Service, Inc.) or have an equivalent rating by a NRSRO. The fund defines high-yield bonds to include: bank loans; payment-in-kind securities; fixed and variable floating rate and deferred interest debt obligations; zero-coupon bonds and debt obligations provided they are unrated or rated below investment-grade. There are no restrictions on the average maturity of the fund or the maturity of any single investment. Any remaining assets may be invested in investment-grade debt instruments; common and preferred stocks; U.S. government securities; money market instruments; and debt securities of foreign issuers including securities of companies in emerging markets. The fund may invest in derivatives including but not limited to, structured debt obligations, dollar roll transactions and swap agreements, including credit default swaps. The fund may invest in companies of any size. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Call, company, credit, credit default swaps, currency, derivative instruments, foreign investments/developing and emerging markets, high-yield securities, interest rate, liquidity, market, market capitalization, other investment companies, securities lending, U.S. government securities and obligations, and zero-coupon bonds and pay-in-kind securities.

Underlying Fund: Voya Investment Grade Credit Fund (formerly, ING Investment Grade Credit Fund)
Investment Adviser: Voya Investment Management Co. LLC
Investment Objective: Maximize total return. Total return is a combination of income and capital appreciation.
Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in investment-grade fixed-income securities. Investment-grade fixed-income securities are securities rated at least BBB- by Standard & Poor's Ratings Services, Baa3 by Moody's Investors Service, Inc., BBB- by Fitch Ratings, or have an equivalent rating by a nationally recognized statistical rating organization, or are deemed by the adviser to be of comparable quality if unrated. The Fund may concentrate its portfolio investments under certain circumstances. Generally, the Fund will not invest in a security if, after the investment, more than 25% of its total assets would be invested in any one industry or group of industries, provided that the Fund may invest between 25% and 35% of its total assets (or such other percentage to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder) in the securities of any one industry group or group of industries, if at the time of investment, that industry or group of industries represents 20% or more of the Fund’s primary benchmark index. The Fund’s primary benchmark index is the Barclays U.S. Corporate Index. As of June 30, 2013, the primary benchmark index was not concentrated in any one industry or group of industries and the Fund was not concentrated in any one industry or group of industries. The securities that the fund may invest in include, but are not limited to, the following: fixed-income securities issued by U.S. and foreign entities that are denominated in U.S. or foreign currencies, including, but not limited to, collateralized debt obligations, collateralized loan obligations, convertible bonds, collateralized mortgage obligations and U.S. and foreign mortgage-backed and asset-backed fixed-income securities; debt obligations that are denominated in U.S. or foreign currencies and issued or guaranteed by the U.S. government and foreign governments and their agencies and instrumentalities; preferred stocks; money market instruments; and municipal bonds. Generally, the adviser maintains a dollar-weighted average duration between three and ten years for the fund. The fund may also engage in dollar roll transactions, repurchase agreements and reverse repurchase agreements, options, futures and forward contracts involving securities, securities indices, foreign currencies, interest rates, and swap agreements, including credit default swaps. The fund typically uses derivatives to reduce exposure to other risks, such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the fund.The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Main Risks: Company, convertible securities, credit, credit default swaps, currency, derivative instruments, foreign investments, interest rate, investment model, liquidity, market, mortgage- and/or asset-backed securities, municipal obligations, other investment companies, prepayment and extension, securities lending, sovereign debt, and U.S. government securities and obligations.

17

KEY INFORMATION ABOUT THE UNDERLYING FUNDS (continued)

MORE INFORMATION ABOUT PRINCIPAL RISKS THAT APPLY ONLY TO THE UNDERLYING FUNDS
The following are principal risks that apply only to the Underlying Funds:
Concentration in Banking Industry.    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, an Underlying Fund could underperform funds that have greater industry diversification. When an Underlying Fund is concentrated in the banking industry, the risks include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions, and changes in banking or securities regulations. Changes in legislation in past years have increased competition in the industry. Interest rate changes can have a significant impact on the banking industry, particularly on banks that face exposure to credit losses.
Investment Model.    Certain Underlying Funds invest based on a model implemented by the Underlying Fund's manager. The manager’s proprietary model may not adequately address existing or unforeseen market factors or the interplay between such factors. The proprietary models used by an Underlying Fund's manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.
Municipal Obligations.    The municipal market in which an Underlying Fund invests is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Many municipal securities are issued to finance projects relating to education, health care, transportation and utilities. Conditions in those sectors may affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project or from assets. If an issuer of a municipal security does not comply with applicable tax requirements, interest from the security may become taxable and the security could decline in value.
U.S. Government Securities and Obligations.    U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations of the U.S. Treasury such as U.S. Treasury notes, bills and bonds, as well as indirect obligations including certain securities of the Government National Mortgage Association, the Small Business Administration, and the Farmers Home Administration, among others. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury, including certain securities of the Federal Financing Bank, the Federal Home Loan Bank, and the U.S. Postal Service. Still other agencies and instrumentalities are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. These include securities issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, and the Federal Farm Credit Bank, among others. Consequently, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. No assurance can be given that the U.S. government would provide financial support to such agencies if it is not obligated to do so by law. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.
18

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of the Fund's policies and procedures regarding the release of portfolio holdings information is available in the Fund's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
19

MANAGEMENT OF THE FUND

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of June 30, 2013, Voya Investments managed approximately $48.3 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund, as applicable, in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.
20

MANAGEMENT OF THE FUND (continued)

Management Fee
The Adviser receives an annual fee payable in monthly installments of 0.55% as a percentage of the Fund's average daily net assets. .
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund's annual shareholder report dated March 31, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Fund's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Fund. The Adviser has ultimate responsibility, subject to the oversight of the Fund’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Fund and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Fund’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Fund the responsibility for asset allocation amongst the underlying funds, subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Fund. Pursuant to the exemptive relief, the Adviser, with the approval of the Fund’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Fund’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Fund or add a new sub-adviser to the Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Fund and a change to the investment strategies of the Fund.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Fund’s shareholders.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2013, Voya IM managed approximately $73.1 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Fund.
Christine Hurtsellers, CFA, Portfolio Manager, has been with Voya IM since 2005 and leads the fixed-income business for Voya IM. From 1999 to 2005, Ms. Hurtsellers worked at Freddie Mac® where she managed adjustable-rate mortgages, mortgage-backed securities, collateralized mortgage obligations, and mortgage derivatives portfolios. Ms. Hurtsellers also managed portfolios for Alliance Capital Management and Banc One.
Matthew Toms, CFA, Portfolio Manager, joined Voya IM in September, 2009 as Senior Vice President and Head of U.S. Public Fixed-Income Investments. In this role, Mr. Toms directly oversees the investment teams responsible for investment-grade corporate, high-yield corporate, structured product, and money market strategies for the general account as well as external client business; as well as ensures coordination of credit strategies across developed and emerging markets.
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MANAGEMENT OF THE FUND (continued)

Prior to joining Voya IM, Mr. Toms was employed by Calamos Investments from March, 2007 to September, 2009, where he established and grew their fixed-income business. From May, 2000 to March, 2007, Mr. Toms was employed by Northern Trust and Lincoln National in various different roles.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Fund.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to the Fund and receives an annual administrative services fee equal to 0.10% of the Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of the Fund other than the investment advisory services performed by the Adviser or Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Fund, including the custodian, transfer agent, and such other service providers as may be retained by the Fund. The Administrator provides the Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Fund.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
22

CLASSES OF SHARES

CHOOSING A SHARE CLASS
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; (3) the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the classes of shares available through this Prospectus. Fund charges may vary so you should review the Fund's fee table as well as the section entitled “Sales Charges” in this Prospectus.
Summary of primary differences among share classes:
Class A
Initial Sales Charge	Up to 2.50% (reduced for purchases of $100,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
23

CLASSES OF SHARES (continued)

Class R
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.50% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
1	There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Please refer to the minimum investments table on page 31 for additional information.
The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.
Because the Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.
You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.
Distribution and Service (12b-1) Fees
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service
24

CLASSES OF SHARES (continued)

fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.
The Fund has adopted a 12b-1 Plan for Class A, Class C, and Class R shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):
Fund	Class A	Class C	Class R
Voya Strategic Income	0.25%	1.00%	0.50%
25

SALES CHARGES

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Fund's shares. The website includes hyperlinks that facilitate access to the information.
Class A Shares
This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund's Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
Class A shares of the Fund are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $100,000	2.50%	2.56%
$100,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.25%	1.27%
$1,000,000 and over[1]	N/A	N/A
1	See “Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares” below.
Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Fund.
Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares
Investments of $1 Million or More.    There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
CDSC - Class C Shares
Unless you are eligible for a waiver, if you sell your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.
Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:
Class C CDSC
Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.
26

SALES CHARGES (continued)

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.
CDSC on Exchange into Voya Senior Income Fund
You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Prospectus into Voya Senior Income Fund. However, if you exchange into Voya Senior Income Fund and subsequently offer your common shares for repurchase by Voya Senior Income Fund, the Fund's CDSC will apply. After an exchange into Voya Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.
Reduced or Waived Front-End Sales Charges
Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.
You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:
•	Letter of Intent—lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
•	Rights of Accumulation—lets you add the value of shares of any open-end Voya mutual fund (excluding Voya Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
•	Combination Privilege—shares held by investors in the Voya mutual funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.
In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:
•	Reinstatement Privilege—If you sell Class A shares of the Fund (or shares of other Voya mutual funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another Voya mutual fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or
•	Purchases by Certain Accounts—Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase the Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
See the Account Application or the SAI for additional information regarding the reduction of Class A shares' charges, or contact your financial intermediary or a Shareholder Services Representative for more information.
Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor's eligibility for breakpoint privileges or other sales charge waivers.
CDSC Waivers.    If you notify the Fund's transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A and Class C shares will be waived in the following cases:
•	Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
27

SALES CHARGES (continued)

•	Redemptions for Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter.
•	Mandatory distributions from employee benefit plans or an Individual Retirement Account (“IRA”).
•	Reinvestment of dividends and capital gains distributions.
If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.
Reinstatement Privilege.    If you sell Class A or Class C shares of the Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor's accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.
28

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge.  When you sell shares, you receive the NAV minus any applicable CDSC.  Exchange orders are effected at NAV.
The NAV per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.
The NAV of the Fund is also based upon the NAVs of the Underlying Funds. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s or an Underlying Fund's NAV is not calculated. As a result, the NAV of the Fund or an Underlying Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares. When market quotations are not available or are deemed unreliable, a sub-adviser to the Fund or an Underlying Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund or an Underlying Fund's board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Fund and each Underlying Fund's adviser or sub-adviser may rely on the recommendations of a fair value pricing service approved by the Fund's or an Underlying Fund's board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Fund's and each Underlying Fund's adviser or sub-adviser will make such determinations in good faith in accordance with procedures adopted by the Fund's or an Underlying Fund's board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund or an Underlying Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund or an Underlying Fund determines its NAV per share. Please refer to the prospectus for each Underlying Fund for an explanation of the circumstances under which an Underlying Fund will use fair value pricing and the effect of fair value pricing.
29

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class A and Class C Shares
Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.
Class I Shares
Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with ING Groep; (8) ING Groep affiliates for purposes of corporate cash management; and (9) other registered investment companies.
Class R Shares
Class R shares may be purchased without a sales charge. Class R shares of the Fund are continuously offered to qualified retirement plans (“Retirement Plans”) including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans (“SEPs”), and other accounts or plans whereby Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator).
30

HOW TO BUY SHARES (continued)

Purchases and redemptions of shares may be made only by eligible Retirement Plans for the purpose of funding qualified retirement plans. Please refer to the plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.
The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions. Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker-dealer or other financial intermediary (“Financial Service Firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a Retirement Plan's administrator or recordkeeper. Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services.
Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.
Class W Shares
Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other Voya mutual funds in the Voya family of funds.
In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by Voya) into a Voya mutual fund or through a Voya approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and directors/trustees of the Voya mutual funds; (2) current and retired officers, directors, and full-time employees of Voya Investments, LLC, Directed Services LLC; any Voya mutual fund's sub-adviser; Voya Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of Voya Investments, LLC, Directed Services LLC, any Voya mutual fund's sub-adviser, or Voya Investments Distributor, LLC.
Retirement Plans
The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
Make your investment using the purchase minimum guidelines in the following table.
31

HOW TO BUY SHARES (continued)

Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/W [1] I1 R	$1,000 $250,000 No minimum	No minimum
Retirement accounts	A/C I1 R W1	$250 $250,000 No minimum $1,000	No minimum
Pre-Authorized Investment Plan	A/C	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
1	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
32

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Systematic Withdrawal Plan
You may elect to make periodic withdrawals from your account on a regular basis.
    Class A and Class C
•	Your account must have a current value of at least $10,000.
•	Minimum withdrawal amount is $100.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
    Class I and Class W
•	Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.
•	Minimum withdrawal amount is $1,000.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.
33

HOW TO SELL SHARES (continued)

Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at its then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Telephone Orders
The Fund and the Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
Small Accounts
Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund's minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
34

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of the Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund. Additionally, Class L shares of Voya Money Market Fund may be exchanged for Class C shares of any other Voya mutual fund.
If you exchange shares of the Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
If you acquired Class L shares of Voya Money Market Fund through an exchange from Class C shares of a Voya mutual fund that were subject to a CDSC and then exchange your Class L shares of Voya Money Market Fund for Class C shares of another Voya mutual fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of Voya Money Market Fund will not count toward the CDSC holding period.
If you acquired Class L shares of Voya Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of Voya Money Market Fund into Class C shares of another Voya mutual fund, you will become subject to any CDSC that applies to the Voya mutual fund into which you exchange. The time you held your Class L shares of Voya Money Market Fund will not count toward the CDSC holding period of the Voya mutual fund into which you exchanged.
Exchanges Between Classes of Shares of the Fund
You may exchange Class C and Class W shares of the Fund for Class I shares of the Fund, or you may exchange Class A shares and Class I shares of the Fund for any other class of the Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through a Voya approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the Fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of the Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among Voya mutual funds and among classes of shares of the Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
35

HOW TO EXCHANGE SHARES (continued)

In addition to the Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days' prior notice to shareholders.
Systematic Exchange Privilege
Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.
36

FREQUENT TRADING - MARKET TIMING

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.
The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Because the Fund and some Underlying Funds invest in foreign securities they may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Fund or an Underlying Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's or Underlying Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund or the Underlying Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds or Underlying Funds which do not invest in foreign securities. For example, if trading in a security held by a fund or an Underlying Fund is halted and does not resume prior to the time the fund or Underlying Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds or Underlying Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund and Underlying Funds have adopted fair valuation policies and procedures intended to reduce the Fund's and Underlying Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that the Fund or an Underlying Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund's or Underlying Funds' shares which negatively affects long-term shareholders.
The Fund's Board and each Underlying Fund's Board of Directors/Trustees have adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund and Underlying Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:
•	Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Fund's or Underlying Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
37

FREQUENT TRADING - MARKET TIMING (continued)

•	Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund's policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Fund reserves the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund and Underlying Funds will occur. Moreover, in enforcing such restrictions, the Fund and Underlying Funds are often required to make decisions that are inherently subjective. The Fund and Underlying Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Fund and Underlying Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Fund's Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund's Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Fund will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
38

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an Voya mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular Voya mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from Voya. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.
The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an Voya entity, Voya may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
The Fund's Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.
Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.
The top firms we paid to sell our mutual funds as of the last calendar year are:
Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Capital One ShareBuilder, Inc.; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Fifth Third Securities, Inc.; ING Financial Partners, Inc.; ING Life Insurance and Annuity; ING Variable Annuity; Janney Montgomery Scott LLC; JPMorgan Clearing Corporation; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; MSCS Financial Services, LLC; National Financial Services LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, Inc.; and Wells Fargo Advisor.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.
39

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.
To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund's shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.
The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, exempt interest dividends, and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.
The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
40

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

The Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Because most of the Fund's investments are shares of Underlying Funds, the tax treatment of the Fund's gains, losses, and distributions may differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Underlying Funds or the Fund shareholders invested directly in the Underlying Funds.  As a result, you may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than you otherwise would.
Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.
If more than 50% in value of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund may elect (the “Foreign Election”) to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by it. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both). It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
41

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
42

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated March 31, 2013, are incorporated herein by reference.
43

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Strategic Income Fund
Class A
11-02-12 (4) - 03-31-13	10.00	0.12	0.10	0.22	0.06	—	—	0.06	—	10.16	2.21	3.78	0.83	0.83	3.26	4	193
Class C
11-02-12 (4) - 03-31-13	10.00	0.11	0.08	0.19	0.05	—	—	0.05	—	10.14	1.91	4.53	1.58	1.58	2.69	3	193
Class I
11-02-12 (4) - 03-31-13	10.00	0.16	0.08	0.24	0.07	—	—	0.07	—	10.17	2.36	3.33	0.38	0.38	3.87	5,107	193
Class R
11-02-12 (4) - 03-31-13	10.00	0.13	0.08	0.21	0.06	—	—	0.06	—	10.15	2.08	4.03	1.08	1.08	3.20	3	193
Class W
11-02-12 (4) - 03-31-13	10.00	0.15	0.09	0.24	0.07	—	—	0.07	—	10.17	2.36	3.53	0.58	0.58	3.68	3	193
(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
44

TO OBTAIN MORE INFORMATION
You'll find more information about the Fund in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Fund's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Fund's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:
Voya Funds Trust	811-8895
Voya Strategic Income Fund

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PRO-473423	(0514-050114)